Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
        DISTRICT OF New Jersey

In re Princeton Video Image, Inc.	Case No. 03-27973
Reporting Period: August 2003

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2
Balance Sheet	MOR-3
Status of Postpetition Taxes	MOR-4
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4
Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging	MOR-5
Debtor Questionnaire	MOR-5

I declare under penalty of perjury (28 U.S.C Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Carol A Bendig	8/22/03
Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Carol A Bendig	9/22/03
Signature of Authorized Individual	Date

/s/ Carol A Bendig	VP of Finance
Printed Name of Authorized Individual	Title of Authorized Individual

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

Office of the United States Trustee

One Newark Center

Suite 2100

Attn: Joseph C. Kern

Newark, New Jersey 07102

Princeton Video Image, Inc.

Case # 03-27973 (KCF)

15 Princess Rd.

Lawrenceville, NJ 08648

September 19, 2003

Dear Mr. Kern,

Enclosed are the reports for Princeton Video Image for the period ending August 31, 2003.  Included are the following items:

1)	Bank Reconciliations & Copies of the Bank Statements
2)	Cash Disbursements Journal
3)	Income Statement
4)	Balance Sheet
5)	ADP – Payroll reports – includes taxes
6)	Accounts Payable Aging Report as of 8/31/03
7)	Accounts Receivable Reconciliation and Aging Report as of 8/31/03
8)	Debtor Questionnaire

Please let me know if you need any additional information or have any questions about the information enclosed.

Regards,
/s/ Carol Bendig
Carol Bendig

15 Princess Road • Lawrenceville,  NJ 08648 • 609-912-9400 • FAX 609-912-0044

36 West 20th Street • 3rd Floor • New York, NY 10011 • 646-201-5283 • Fax 646-435-0101

www.pvi-inc.com

Princeton Video Image	UNAUDITED
Fleet DIP General Account
Acct# 9420038735
G/L Acct # 1000-11-99

August 31, 2003

Balance per bank	8/31/2003	11,103.26

Outstanding Checks		(3,536.46)

Ending Balance per Analysis		7,566.80

Ending balance per general ledger difference	8/31/2003	7,566.80

O/S Cks at 8/31/03 Date	CK#	Amt
6/12/2003	001014	1,660.00	Woodbridge & Associates
6/17/2003	001060	205.22	Sonabend\Roberto
8/18/2003	001284	85.00	CobraServ National Svc Ctr
8/18/2003	001295	314.69	Lon Rosen
8/18/2003	001296	69.95	Samuel Chenillo
8/19/2003	001297	69.95	Lawrence Samuels
8/19/2003	001306	568.00	Samuel Chenillo
8/19/2003	001307	200.02	Petty Cash
8/19/2003	001309	69.95	Samuel Chenillo
8/15/2003	9174	293.68	payroll
		3,536.46

Princeton Video Image	UNAUDITED
Fleet DIP Tax Account
Acct# 9420038751
G/L Acct # 1000-12-99

August 31, 2003

Balance per bank	8/31/2003	0.00

Less:

Ending Balance per Analysis		0.00

Ending balance per general ledger	8/31/2003	0.00

Difference		0.00

General Ledger Report

by Account Number

PVI-Debtor In Possession

Period End Range: 8/31/2003 Through 8/31/2003

Account / Jrnl Batch No.	Type	Document No.	Description	Jnl	Apl Date	Sys	IntCo	Subsid	Debit Amount	Credit Amount
1000-11-99-000000-000000 - Fleet DIP General										
Open Balance:	A				7/31/2003				121,552.44	
			Posted Starting Balance:			NET		121,552.44	121,552.44	0.00
Posted										
AP-00161	A	001233	Vend-EVER1Inv No-AAAQ800	AP	8/1/2003	2				50,355.00
AP-00207	A	CC0001	Vend-SLIG1Inv No-0027350	AP	8/1/2003	2			102.00	
AP-00205	A	CC0005	Vend-MICR2Inv No-V1245955	AP	8/1/2003	2				131.74
AP-00206	A	CC0006	Vend-SLIG1Inv No-0030021-I	AP	8/1/2003	2				47.39
AP-00157	A	FLT014	Vend-ADPR1Inv No-546084	AP	8/1/2003	2				347.10
GJ-00075	A	GS	Misc Deposit 8/1/03	GJ	8/1/2003	8			1,272.87	
AP-00167	A	001234	Vend-COCA1Inv No-368711	AP	8/4/2003	2				206.08
GJ-00076	A	GS	Wire from PVMS 8/4/03	GJ	8/4/2003	8			125,000.00	
GJ-00076	A	GS	Ceridian FSA Pmts 8/5/03	GJ	8/4/2003	8				273.33
AP-00169	A	001235	Vend-STAR1Inv No-AUG0503	AP	8/5/2003	2				5,658.26
AP-00169	A	001236	Vend-ABER1Inv No-BRUP1511	AP	8/5/2003	2				33,915.00
AP-00169	A	001237	Vend-LERR1Inv No-AUG0503	AP	8/5/2003	2				23,272.00
AP-00169	A	001238	Vend-GENO1Inv No-Q102564	AP	8/5/2003	2				1,537.00
AP-00173	A	001239	Vend-AJAV1Inv No-AUG0503	AP	8/5/2003	2				24,650.00
AP-00172	A	001240	Vend-BAIL9Inv No-AUG0403	AP	8/5/2003	2				356.69
AP-00172	A	001241	Vend-BRID1Inv No-JULY2803	AP	8/5/2003	2				1,250.08
AP-00172	A	001242	Vend-CNAI2Inv No-JUN2003	AP	8/5/2003	2				511.15
AP-00172	A	001243	Vend-CONE1Inv No-JULY31	AP	8/5/2003	2				335.83
AP-00172	A	001244	Vend-DELT1Inv No-AUG0103	AP	8/5/2003	2				1,762.68
AP-00172	A	001245	Vend-FEDX1Inv No-48300777	AP	8/5/2003	2				245.36
AP-00172	A	001245	Vend-FEDX1Inv No-47357863	AP	8/5/2003	2				15.53
AP-00172	A	001245	Vend-FEDX1Inv No-48301870	AP	8/5/2003	2				11.24
AP-00173	A	001245	Vend-FEDX1Inv No-48300777	AP	8/5/2003	2			245.36	
AP-00173	A	001245	Vend-FEDX1Inv No-47357863	AP	8/5/2003	2			15.53	
AP-00173	A	001245	Vend-FEDX1Inv No-48301870	AP	8/5/2003	2			11.24	
AP-00173	A	001245	Vend-FEDX1Inv No-48300777	AP	8/5/2003	2				245.36
AP-00173	A	001245	Vend-FEDX1Inv No-47357863	AP	8/5/2003	2				15.53
AP-00173	A	001245	Vend-FEDX1Inv No-48301870	AP	8/5/2003	2				11.24
AP-00174	A	001245	Vend-FEDX1Inv No-48300777	AP	8/5/2003	2			245.36	
AP-00174	A	001245	Vend-FEDX1Inv No-47357863	AP	8/5/2003	2			15.53	
AP-00174	A	001245	Vend-FEDX1Inv No-48301870	AP	8/5/2003	2			11.24	
AP-00174	A	001246	Vend-FEDX1Inv No-48300777	AP	8/5/2003	2				245.36

General Ledger Report

Period End Range: 8/31/2003 Through 8/31/2003

Account

Jrnl Batch No.	Type	Document No.	Description	Jnl	Apl Date	Sys	IntCo	Subsid	Debit Amount	Credit Amount
AP-00174	A	001245	Vend-FEDX1Inv No-48301870	AP	8/5/2003	2				26.77
AP-00172	A	001246	Vend-FEDX2Inv No-48261041	AP	8/5/2003	2				18.80
AP-00172	A	001247	Vend-PRUD3Inv No-AUG0103	AP	8/5/2003	2				1,244.24
AP-00172	A	001248	Vend-QUIL1Inv No-AUG0103	AP	8/5/2003	2				267.88
AP-00172	A	001249	Vend-SNOW1Inv No-SB259	AP	8/5/2003	2				52.04
AP-00172	A	001250	Vend-SUTY1Inv No-AUG0203	AP	8/5/2003	2				225.16
AP-00172	A	001250	Vend-SUTY1Inv No-AUG0303	AP	8/5/2003	2				50.04
AP-00172	A	001251	Vend-BELL4Inv No-212808554	AP	8/5/2003	2				23.96
AP-00172	A	001251	Vend-BELL4Inv No-JULY2203	AP	8/5/2003	2				143.80
AP-00172	A	001252	Vend-VERI5Inv No-179296053	AP	8/5/2003	2				245.46
AP-00172	A	001253	Vend-WHIT9Inv No-JULY3003	AP	8/5/2003	2				35.00
AP-00172	A	001253	Vend-WHIT9Inv No-JULY3003	AP	8/5/2003	2				190.78
AP-00175	A	001256	Vend-BOWN1Inv No-AUG05	AP	8/5/2003	2				400.00
AP-00172	A	080503	Vend-PETT1Inv No-AUG0503	AP	8/6/2003	2				531.57
AP-00172	A	001255	Vend-LCOM1Inv No-AUG0503	AP	8/6/2003	2				349.49
AP-00177	A	001257	Vend-WOOD1Inv No-AUG06	AP	8/7/2003	2				1,500.00
AP-00178	A	001258	Vend-CHUB1Inv No-MAY2903	AP	8/7/2003	2				45,603.00
AP-00181	A	CC003	Vend-MICR2Inv No-V1306635	AP	8/11/2003	2				774.38
AP-00185	A	001260	Vend-ATRI1Inv No-JULY3103	AP	8/12/2003	2				1,336.55
AP-00185	A	001261	Vend-DIGE1Inv No-1397625	AP	8/12/2003	2				1,215.03
AP-00185	A	001262	Vend-BRES1Inv No-AUG0103	AP	8/12/2003	2				69.95
AP-00185	A	001263	Vend-EART2Inv No-13392709	AP	8/12/2003	2				75.63
AP-00185	A	001264	Vend-EART2Inv No-13419963	AP	8/12/2003	2				23.95
AP-00185	A	001264	Vend-EART2Inv No-13493624	AP	8/12/2003	2				82.61
AP-00185	A	001265	Vend-FEDX1Inv No-47357863	AP	8/12/2003	2				15.53
AP-00185	A	001265	Vend-FEDX1Inv No-48304571	AP	8/12/2003	2				235.89
AP-00185	A	001265	Vend-FEDX1Inv No-48305728	AP	8/12/2003	2				45.31
AP-00185	A	001265	Vend-FEDX1Inv No-71660546	AP	8/12/2003	2				19.80
AP-00185	A	001266	Vend-FEDX2Inv No-48284702	AP	8/12/2003	2				15.97
AP-00185	A	001266	Vend-FEDX2Inv No-48264222	AP	8/12/2003	2				66.93
AP-00185	A	001267	Vend-GREE2Inv No-AUG0808	AP	8/12/2003	2				149.14
AP-00185	A	001268	Vend-MIDC1Inv No-0868483	AP	8/12/2003	2				142.81
AP-00185	A	001268	Vend-MIDC1Inv No-0868510	AP	8/12/2003	2				68.46
AP-00185	A	001269	Vend-PSEG1Inv No-JULY310	AP	8/12/2003	2				2,121.93
AP-00185	A	001270	Vend-SECU3Inv No-JUL0203	AP	8/12/2003	2				5,760.58
AP-00185	A	001271	Vend-NYSI1Inv No-AUG2503	AP	8/12/2003	2				328.08
AP-00185	A	001272	Vend-TRAP9Inv No-JUL3103E	AP	8/12/2003	2				254.38
AP-00185	A	001273	Vend-BELL5Inv No-JUL2803	AP	8/12/2003	2				55.55
AP-00185	A	001274	Vend-WHIT9Inv No-AUG0103I	AP	8/12/2003	2				69.95
AP-00185	A	001275	Vend-SIMM1Inv No-2131	AP	8/12/2003	2				795.00
AP-00206	A	CC0007	Vend-SLIG1Inv No-0030086-I	AP	8/12/2003	2				87.70
GJ-00095	A	GS	misc deposit 8/12/03	GJ	8/12/2003	8			1,456.17	
GJ-00109	A	GS	Children's Miracle deposit	GJ	8/12/2003	8			6,000.00	

General Ledger Report

Period End Range: 8/31/2003 Through 8/31/2003

Account

Jrnl Batch No.	Type	Document No.	Description	Jnl	Apl Date	Sys	IntCo	Subsid	Debit Amount	Credit Amount
AP-00191	A	001278	Vend-LCOM1Inv No-Q77679.	AP	8/14/2003	2				154.62
AP-00190	A	001279	Vend-WOOD1Inv No-61403	AP	8/14/2003	2				3,362.00
AP-00202	A	FLT019	Vend-STEI1Inv No-AUG1503	AP	8/14/2003	2				2,211.27
GJ-00096	A	GS	PR tax transfer	GJ	8/14/2003	8				41,162.24
GJ-00096	A	GS	Misc Deposit 8/14/03	GJ	8/14/2003	8			510.00	
GJ-00104	A	000001	Spreadsheet Import	PR	8/15/2003	1				86,026.23
AP-00190	A	CC0004	Vend-VERI3Inv No-AUG1503	AP	8/15/2003	2				697.25
AP-00202	A	FLT020	Vend-ADPR1Inv No-561644	AP	8/15/2003	2				30.00
GJ-00101	A	000001	8/18 Adj Payroll	PR	8/18/2003	1				2,685.19
AP-00200	A	001281	Vend-APPL9Inv No-JULY1503	AP	8/18/2003	2				201.12
AP-00200	A	001282	Vend-BAIL9Inv No-AUG1303E:	AP	8/18/2003	2				54.00
AP-00200	A	001283	Vend-CERI1Inv No-221289	AP	8/18/2003	2				125.00
AP-00200	A	001284	Vend-COBR1Inv No-20151759	AP	8/18/2003	2				85.00
AP-00200	A	001285	Vend-DANO1Inv No-520750	AP	8/18/2003	2				79.50
AP-00200	A	001286	Vend-DELA1Inv No-Q2 2003	AP	8/18/2003	2				1,880.00
AP-00200	A	001287	Vend-EART2Inv No-13558624	AP	8/18/2003	2				68.90
AP-00200	A	001288	Vend-FEDX1Inv No-48830864	AP	8/18/2003	2				180.86
AP-00200	A	001289	Vend-FEDX2Inv No-48268268	AP	8/18/2003	2				40.60
AP-00200	A	001289	Vend-FEDX2Inv No-48268735	AP	8/18/2003	2				59.12
AP-00200	A	001290	Vend-FEDX3Inv No-25221692	AP	8/18/2003	2				16.48
AP-00200	A	001291	Vend-GREE2Inv No-AUG1203	AP	8/18/2003	2				11.00
AP-00200	A	001291	Vend-GREE2Inv No-AUG2403	AP	8/18/2003	2				157.05
AP-00200	A	001291	Vend-GREE2Inv No-AUG2403	AP	8/18/2003	2				209.40
AP-00200	A	001292	Vend-HANS1Inv No-AUG1103	AP	8/18/2003	2				78.00
AP-00200	A	001293	Vend-MCCL9Inv No-AUG03EX	AP	8/18/2003	2				462.82
AP-00200	A	001294	Vend-PBCC2Inv No-JULY140	AP	8/18/2003	2				324.10
AP-00200	A	001295	Vend-ROSE9Inv No-AUG1403	AP	8/18/2003	2				314.69
AP-00200	A	001296	Vend-CHEN9Inv No-AUG1403	AP	8/18/2003	2				69.95
AP-00200	A	001297	Vend-WEST2Inv No-534574	AP	8/18/2003	2				47.70
AP-00200	A	001299	Vend-AT&T5Inv No-JULY2003	AP	8/18/2003	2				34.14
AP-00200	A	001300	Vend-ATTW1Inv No-JULY20	AP	8/18/2003	2				686.67
AP-00201	A	001301	Vend-FEDX1Inv No-48309754	AP	8/18/2003	2				29.48
AP-00200	A	001302	Vend-SENT1Inv No-K5-034	AP	8/18/2003	2				105.00
AP-00202	A	FLT021	Vend-WYNN1Inv No-0185	AP	8/18/2003	2				6,094.44
AP-00195	A	001270	Vend-SECU3Inv No-JUL0203	AP	8/19/2003	2			5,760.58	
AP-00200	A	001297	Vend-SAMU9Inv No-AUG1403	AP	8/19/2003	2				69.95
AP-00200	A	001303	Vend-MCCL9Inv No-JUNE220	AP	8/19/2003	2				138.05
AP-00200	A	001304	Vend-BEND1Inv No-AUG2003	AP	8/19/2003	2				69.95
AP-00200	A	001305	Vend-REYN9Inv No-AUG1903	AP	8/19/2003	2				139.90
AP-00200	A	001306	Vend-CHEN9Inv No-AUG1303	AP	8/19/2003	2				15.00
AP-00200	A	001306	Vend-CHEN9Inv No-AUG0103	AP	8/19/2003	2				553.00
AP-00200	A	001307	Vend-PETT1Inv No-AUG2003	AP	8/19/2003	2				200.02
AP-00200	A	001308	Vend-COGL9Inv No-AUG1903	AP	8/19/2003	2				69.95

General Ledger Report

Period End Range: 8/31/2003 Through 8/31/2003

Account

Jrnl Batch No.	Type	Document No.	Description	Jnl	Apl Date	Sys	IntCo	Subsid	Debit Amount	Credit Amount
AP-00200	A	001309	Vend-CHEN9Inv No-JULY010	AP	8/19/2003	2				69.95
AP-00200	A	001310	Vend-ABRA9Inv No-AUG1903I	AP	8/19/2003	2				108.30
AP-00200	A	001311	Vend-SECU3Inv No-AUG0103	AP	8/19/2003	2				6,747.23
AP-00200	A	001312	Vend-UNIT3Inv No-AUG0103	AP	8/19/2003	2				31,236.05
AP-00195	A	001313	Vend-SECU3Inv No-JUL0203	AP	8/19/2003	2				5,760.58
AP-00197	A	001314	Vend-PRMI1Inv No-AUG1903	AP	8/19/2003	2				4,275.00
AP-00200	A	001315	Vend-GREE2Inv No-AUG0503	AP	8/19/2003	2				1,620.89
AP-00202	A	FLT022	Vend-STEI1Inv No-JUL3103ex	AP	8/19/2003	2				2,844.81
GJ-00102	A	GS	FSA Payments 8/19/03	GJ	8/19/2003	8				159.33
GJ-00102	A	GS	Rvs FSA 7/17/03 Pton ECom	GJ	8/19/2003	8			1,558.47	
GJ-00097	A	GS	Transfer from Fleet Gen to Tax	GJ	8/20/2003	8			1,869.74	
GJ-00097	A	GS	Wire to PVMS	GJ	8/20/2003	8				8,688.81
AP-00204	A	FLT025	Vend-ADPR1Inv No-569850	AP	8/22/2003	2				278.20
AP-00203	A	FLT023	Vend-ADPR1Inv No-576032	AP	8/23/2003	2				132.85
GJ-00115	A	GS	Wire from PVMS 8/14/03	GJ	8/31/2003	8			196,000.00	
GJ-00115	A	GS	gen acct service fees	GJ	8/31/2003	8				108.50
GJ-00115	A	GS	gen acct service fees	GJ	8/31/2003	8				6.50
GJ-00115	A	GS	FOXR1/FIRS2 Wire 8/15/03	GJ	8/31/2003	8				31,707.80
GJ-00121	A	GS	bank rec items reclasses	GJ	8/31/2003	8				0.01
GJ-00121	A	GS	bank rec items reclasses	GJ	8/31/2003	8				198.23
				Account Total:		NET		7,566.80	460,626.53	453,059.73

General Ledger Report

by Account Number

PVI-Debtor In Possession

Period End Range: 8/31/2003 Through 8/31/2003

Account Jrnl Batch No.	Type	Document No.	Description	Jnl	Apl Date	Sys	IntCo	Subsid	Debit Amount	Credit Amount
1000-12-99-000000-000000 - Fleet DIP Tax										
Open Balance:	A				7/31/2003				2,871.43	
			Posted Starting Balance:			NET		2,871.43	2,871.43	0.00
Posted										
GJ-00096	A	GS	PR tax transfer	GJ	8/14/2003	8			41,162.24	
GJ-00104	A	000002	Spreadsheet Import	PR	8/15/2003	I				41,162.24
GJ-00101	A	000002	8/18 Adj Payroll	PR	8/18/2003	I				951.69
GJ-00097	A	GS	Transfer from Fleet Gen to Tax	GJ	8/20/2003	8				1,869.74
GJ-00115	A	gS	tax acct service fees	GJ	8/31/2003	8				50.00
			Account Total:			NET		0.00	44,033.67	44,033.67
			Defined Account Total:			NET		0.00	44,033.67	44,033.67
			Report Grand Total:			NET		0.00	44,033.67	44,033.67

Total Transactions Processed:

Defined/Posted:	5
Defined/Unposted	0
Undefined/Unpost	0

No Transactions Found

Submitted By: gsoltani

Selections

DIP Cash Accounts

Created : 9/19/2003 11:59:39AM

Fleet

Small Business Services

Small Business Statement
8/01/2003 through 8/29/2003

#9WNHNBL
PRINCETON VIDEO IMAGE INC
GENERAL ACCOUNT
15 PRINCESS RD
LAWRENCEVILLE NJ 08648

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One affordable solution for your business needs.

Need assistance managing your everyday cash flow? Making business purchases? Processing payroll? At Fleet, we have a smart, affordable solution to help you with it all - the Small Business Value Package. It offers --
Fleet Platinum VISA(R) Business Credit Card with Power Rewards (SM)
*Savings on payroll and merchant services
*Free online banking and bill payment
*No fee savings overdraft protection

To change your account to a Small Business Value Package, call 1-800-FLEET-BIZ, visit fleet.com/smallbiz, or stop by your nearest branch.
*For credit qualified customers.

Fleet and Paychex working together for you.

As a Fleet business customer, you can now tap the expertise of one of the nation's leading providers of payroll services - Paychex, Inc. Thanks to a strategic alliance between Fleet and Paychex, Inc., you now have access to a wealth of expert payroll services, including:

*Payroll processing and tax administration.
*Employee pay services, including direct deposit
*401(k) plan record keeping.

For more information on how Fleet Payroll Services can help your business move forward, stop by your local Fleet branch.

Fleet Platinum Business Card - The Smart Choice!

When it comes to credit cards, there's no better choice than the Fleet Platinum Business Card. It offers --
*A great low annual percentage rate on purchases and balance transfers
*No annual fee or balance transfer fees
*Improved cash flow with a generous credit line up to $50,000
*24/7 online access for easier expense tracking
*Special savings on car rentals, hotels, wireless service and more
*Worldwide acceptance
*Preferred pricing for Value Package, Platinum Program, and loan product customers.

Call 1-800-FLEET-BIZ today. Be sure to ask about our Power Rewards program.

068295781

Fleet

Small Business Services

Small Business Statement

8/01/2003 through 8/29/2003

Telephone Center 1-800-FLEET-BIZ
(1-800-353-3824)

Your Financial Summary

Deposit Accounts

		Average Daily Balance	Current Balance
Small Business Value Package Checking	9420038735	$110,658.48	$11,103.26
Small Business Simplified Checking	9420038751	$1,723.56	$0.00
Average/Total Deposits		**$112,382.04**	**$11,103.26**
Total Deposits			**$11,103.26**

068295781
2- 6

Fleet

Small Business Services

Small Business Statement

Telephone Center 1-800-FLEET-BIZ
(1-800-353-3824)

Small Business Value Package Checking

Princeton Video Image Inc
Debtor In Possession
Case # 03-27973

Account Number 9420038735
Small Business Telephone Access Code 8762

Opening Balance	(+)Deposits/Credits		(-)Withdrawals/Debits		Ending Balance
$242,788.18	$344,393.55	(8)	$576,078.47	(199)	$11,103.26

Checks

Check #	Posting Date	Amount
1169	08/04	407.91
1199*	08/07	20.00
1201*	08/07	227.33
1202	08/06	639.01
1203	08/06	143.90
1204	08/04	45.38
1209*	08/06	1,029.55
1210	08/08	90.52
1211	08/04	38.53
1212	08/04	81.81
1213	08/04	16.48
1214	08/12	980.74
1215	08/01	81.10
1216	08/05	1,373.29
1217	08/05	745.63
1218	08/04	439.86
1219	08/14	1,219.00
1220	08/07	1,553.66
1221	08/06	1,404.50
1222	08/08	13,755.48
1223	08/12	3,200.00
1224	08/05	406.51
1225	08/04	5,750.00
1226	08/08	3,000.00
1228*	08/04	728.08
1229	08/08	188.05
1230	08/06	3,761.78
1231	08/01	2,578.00
1232	08/01	5,392.00
1233	08/06	50,355.00
1234	08/06	206.08
1235	08/07	5,658.26
1236	08/07	33,915.00
1237	08/07	23,272.00

Check #	Posting Date	Amount
1238	08/08	1,537.00
1239	08/08	24,650.00
1240	08/19	355.69
1241	08/11	1,250.08
1242	08/11	511.15
1243	08/13	335.83
1244	08/11	1,762.68
1245	08/11	272.13
1246	08/11	18.80
1247	08/11	1,244.24
1248	08/13	267.88
1249	08/12	52.04
1250	08/11	275.20
1251	08/08	167.76
1252	08/11	245.46
1253	08/07	225.78
1254	08/06	531.57
1255	08/13	349.49
1256	08/07	400.00
1257	08/13	1,500.00
1258	08/13	45,603.00
1260*	08/20	1,336.55
1261	08/18	1,215.03
1262	08/15	69.95
1263	08/18	75.63
1264	08/19	106.56
1265	08/18	316.53
1266	08/18	82.90
1267	08/18	149.14
1268	08/21	211.27
1269	08/20	2,121.93
1271*	08/19	328.08
1272	08/18	254.38
1273	08/18	55.55

Check #	Posting Date	Amount
1274	08/19	69.95
1275	08/15	795.00
1276	08/18	351.58
1277	08/18	1,991.51
1278	08/20	154.62
1279	08/15	3,362.00
1280	08/18	340.33
1281	08/21	201.12
1282	08/27	54.00
1283	08/27	125.00
1285*	08/26	79.50
1286	08/26	1,880.00
1287	08/25	68.90
1288	08/25	180.86
1289	08/25	99.72
1290	08/25	16.48
1291	08/27	377.45
1292	08/29	78.00
1293	08/22	462.82
1294	08/26	324.10
1298*	08/25	47.70
1299	08/25	34.14
1300	08/27	686.67
1301	08/25	29.48
1302	08/27	105.00
1303	08/22	138.05
1304	08/25	69.95
1305	08/21	139.90
1307*	08/19	200.02
1308	08/21	69.95
1310*	08/20	108.30
1311	08/22	6,747.23
1312	08/21	31,236.05
1313	08/22	5,760.58

continues

Small Business Statement

8/01/2003 through 8/29/2003

Telephone Center 1-800-FLEET-BIZ
(1-800-353-3824)

Account continued from previous page

Small Business Value Package Checking

Princeton Video Image Inc
Debtor In Possession
Case # 03-27973

Account Number 9420038735
Small Business Telephone Access Code 8762

Check #	Posting Date	Amount
1314	08/21	4,275.00
1315	08/22	1,620.89
9096*	08/04	1,843.01
9111*	08/01	5,470.65
9112	08/04	5,180.57
9114*	08/05	3,279.98
9115	08/04	2,010.42
9117*	08/05	3,422.23
9118	08/01	1,826.46
9119	08/06	2,887.64
9121*	08/05	3,286.43
9122	08/04	1,876.98
9123	08/05	3,515.25
9124	08/01	2,324.17
9126*	08/01	1,636.00
9127	08/01	3,057.67
9128	08/04	2,243.90
9129	08/04	1,993.35
9130	08/01	2,720.90
9132*	08/04	1,843.00
9134*	08/04	959.82
9135	08/01	2,899.53
9136	08/01	310.68
9138*	08/08	2,836.58

Check #	Posting Date	Amount
9139	08/05	1,098.08
9140	08/04	1,006.22
9141	08/04	2,917.91
9142	08/18	4,583.61
9144*	08/05	2,442.47
9145	08/01	1,245.95
9146	08/05	983.89
9147	08/20	5,470.65
9148	08/18	5,180.57
9149	08/15	2,136.71
9150	08/18	3,280.00
9151	08/18	2,010.42
9152	08/15	1,804.75
9153	08/15	3,460.86
9154	08/18	1,826.47
9155	08/18	2,887.63
9156	08/15	2,523.19
9157	08/18	3,286.44
9158	08/18	1,876.96
9159	08/26	3,515.25
9160	08/18	2,324.17
9161	08/15	1,025.95
9162	08/18	1,639.38
9163	08/25	3,057.67

Check #	Posting Date	Amount
9164	08/20	2,243.90
9165	08/18	1,993.35
9166	08/20	2,618.52
9167	08/18	1,483.76
9168	08/25	1,843.01
9169	08/29	408.43
9170	08/25	164.61
9171	08/21	252.60
9172	08/15	1,474.15
9173	08/22	1,328.71
9175*	08/18	2,899.52
9176	08/18	310.69
9177	08/18	1,001.92
9178	08/18	2,836.58
9179	08/21	461.97
9180	08/18	1,670.79
9181	08/18	2,917.91
9182	08/18	4,583.61
9183	08/21	1,507.56
9184	08/20	2,442.45
9185	08/18	1,245.94
9186	08/26	983.87

172 Checks For $468,543.82

*Skip in sequential check numbers

Account Activity

Date	Description	+/-	Credit/Debit	Balance
8/01	**Opening Balance**			**$242,788.18**
8/01	Business Deposit	+	**$1,272.87**	$244,061.05
8/01	Adp Payroll Adp - Fees 030801 105Dy 2973231 Princeton Video Image 020032126605014 Ccd	-	$347.10	$243,713.95
8/01	Check Paid # 9130	-	$2,720.90	$240,993.05
8/01	Check Paid # 1231	-	$2,578.00	$238,415.05
8/01	Check Paid # 1232	-	$5,392.00	$233,023.05
8/01	Check Paid # 9118	-	$1,826.46	$231,196.59
8/01	Check Paid # 9135	-	$2,899.53	$228,297.06
8/01	Check Paid # 9136	-	$310.68	$227,986.38
8/01	Check Paid # 1215	-	$81.10	$227,905.28
8/01	Check Paid # 9111	-	$5,470.65	$222,434.63
8/01	Check Paid # 9124	-	$2,324.17	$220,110.46
8/01	Check Paid # 9126	-	$1,636.00	$218,474.46
8/01	Check Paid # 9127	-	$3,057.67	$215,416.79
8/01	Check Paid # 9145	-	$1,245.95	$214,170.84

continues

Small Business Statement

8/01/2003 through 8/29/2003

Telephone Center 1-800-FLEET-BIZ
(1-800-353-3824)

Account continued from previous page

Small Business Value Package Checking

Princeton Video Image Inc
Debtor In Possession
Case # 03-27973

Account Number 9420038735
Small Business Telephone Access Code 8762

Account Activity

Date	Description	+/-	Credit/Debit	Balance
8/04	Funds Transfer Credit 08/04/03 030320 9999030804030320 20030804142531Ep Pvi Virtual Media Services, Ll	+	$125,000.00	$339,170.84
8/04	Service Fee	-	$6.50	$339,164.34
8/04	*ceridia Fsa Debit 073103 101156 Princeton ecom 020032137324071 Ppd	-	[illegible]	$336,719.90
8/04	Check Paid # 1212	-	$81.81	$336,638.09
8/04	Check Paid # 1213	-	$16.48	$336,621.61
8/04	Check Paid # 9115	-	$2,010.42	$334,611.19
8/04	Check Paid # 9141	-	$2,917.91	$331,693.28
8/04	Check Paid # 1211	-	$38.53	$331,654.75
8/04	Check Paid # 1169	-	$407.91	$331,246.84
8/04	Check Paid # 1204	-	$45.38	$331,201.46
8/04	Check Paid # 1218	-	$439.86	$330,761.60
8/04	Check Paid # 1225	-	$5,750.00	$325,011.60
8/04	Check Paid # 1228	-	$728.08	$324,283.52
8/04	Check Paid # 9096	-	$1,843.01	$322,440.51
8/04	Check Paid # 9112	-	$5,180.57	$317,259.94
8/04	Check Paid # 9122	-	$1,876.98	$315,382.96
8/04	Check Paid # 9128	-	$2,243.90	$313,139.06
8/04	Check Paid # 9129	-	$1,993.35	$311,145.71
8/04	Check Paid # 9132	-	$1,843.00	$309,302.71
8/04	Check Paid # 9134	-	$959.82	$308,342.89
8/04	Check Paid # 9140	-	$1,006.22	$307,336.67
8/04	Debit Card Purchase Mwi*micro Warehouse 800-285-7080 NJ	-	$203.84	$307,132.83
8/05	Check Paid # 1217	-	$745.63	$306,387.20
8/05	Check Paid # 9114	-	$3,279.98	$303,107.22
8/05	Check Paid # 9117	-	$3,422.23	$299,684.99
8/05	Check Paid # 9139	-	$1,098.08	$298,586.91
8/05	Check Paid # 1216	-	$1,373.29	$297,213.62
8/05	Check Paid # 1224	-	$406.51	$296,807.11
8/05	Check Paid # 9121	-	$3,286.43	$293,520.68
8/05	Check Paid # 9123	-	$3,515.25	$290,005.43
8/05	Check Paid # 9144	-	$2,442.47	$287,562.96
8/05	Check Paid # 9146	-	$983.89	$286,579.07
8/06	Check Paid # 1254	-	$531.57	$286,047.50
8/06	Check Paid # 1202	-	$639.01	$285,408.49
8/06	Check Paid # 1203	-	$143.90	$285,264.59
8/06	Check Paid # 9119	-	$2,887.64	$282,376.95
8/06	Check Paid # 1209	-	$1,023.55	$281,353.40
8/06	Check Paid # 1221	-	$1,404.50	$279,948.90
8/06	Check Paid # 1230	-	$3,761.78	$276,187.12
8/06	Check Paid # 1233	-	$50,355.00	$225,832.12
8/06	Check Paid # 1234	-	$206.08	$225,626.04
8/07	*ceridia Fsa Debit 080503 100339 Princeton Video Image 020032182925863 Ppd	-	[illegible]	$225,352.71
8/07	Check Paid # 1235	-	$5,658.26	$219,694.45
8/07	Check Paid # 1256	-	$400.00	$219,294.45

continues

Fleet
Small Business Services

Small Business Statement

8/01/2003 through 8/29/2003

Telephone Center 1-800-FLEET-BIZ (1-800-353-3824)

Account continued from previous page

Small Business Value Package Checking

Princeton Video Image Inc
Debtor In Possession
Case # 03-27973

Account Number 9420038735
Small Business Telephone Access Code 8762

Account Activity

Date	Description	+/-	Credit/Debit	Balance
8/07	Check Paid # 1199	-	$20.00	$219,274.45
8/07	Check Paid # 1253	-	$225.78	$219,048.67
8/07	Check Paid # 1201	-	$227.33	$218,821.34
8/07	Check Paid # 1220	-	$1,553.66	$217,267.68
8/07	Check Paid # 1236	-	$33,915.00	$183,352.68
8/07	Check Paid # 1237	-	$23,272.00	$160,080.68
8/08	Check Paid # 1222	-	$13,755.48	$146,325.20
8/08	Check Paid # 1251	-	$167.76	$146,157.44
8/08	Check Paid # 9138	-	$2,836.58	$143,320.86
8/08	Check Paid # 1210	-	$90.52	$143,230.34
8/08	Check Paid # 1226	-	$3,000.00	$140,230.34
8/08	Check Paid # 1229	-	$188.05	$140,042.29
8/08	Check Paid # 1238	-	$1,537.00	$138,505.29
8/08	Check Paid # 1239	-	$24,650.00	$113,855.29
8/11	Check Paid # 1241	-	$1,250.08	$112,605.21
8/11	Check Paid # 1242	-	$511.15	$112,094.06
8/11	Check Paid # 1244	-	$1,762.68	$110,331.38
8/11	Check Paid # 1245	-	$272.13	$110,059.25
8/11	Check Paid # 1246	-	$18.80	$110,040.45
8/11	Check Paid # 1247	-	$1,244.24	$108,796.21
8/11	Check Paid # 1250	-	$275.20	$108,521.01
8/11	Check Paid # 1252	-	$245.46	$108,275.55
8/12	Business Deposit	+	$7,456.17	$115,731.72
8/12	Check Paid # 1214	-	$980.74	$114,750.98
8/12	Check Paid # 1223	-	$3,200.00	$111,550.98
8/12	Check Paid # 1249	-	$52.04	$111,498.94
8/12	Debit Card Purchase Sliger Designs Sparks NV	-	$87.70	$111,411.24
8/13	Check Paid # 1255	-	$349.49	$111,061.75
8/13	Check Paid # 1257	-	$1,500.00	$109,561.75
8/13	Check Paid # 1243	-	$335.83	$109,225.92
8/13	Check Paid # 1248	-	$267.88	$108,958.04
8/13	Check Paid # 1258	-	$45,603.00	$63,355.04
8/13	Debit Card Purchase Mwi*micro Warehouse 800-285-7080 NJ	-	$774.38	$62,580.66
8/14	Funds Transfer Credit 08/14/03 032496 9999030814032496 20030814152400Ra Pvi Virtual Media Services, Li	+	$195,000.00	$257,580.66
8/14	Service Fee	-	$6.50	$257,574.16
8/14	Funds Trsf Intl Us$ Nonrepeat 08/14/03 022578 9999030814022578 Princeton Video Scidel Asia Pacific	-	$2,211.27	$255,362.89
8/14	Service Fee	-	$17.00	$255,345.89
8/14	Officelink Transfer To Checking 27-9420038751	-	$41,162.24	$214,183.65
8/14	Check Paid # 1219	-	$1,219.00	$212,964.65
8/15	Business Deposit	+	$510.00	$213,474.65

continues

Fleet

Small Business Services

Small Business Statement

Telephone Center 1-800-FLEET-BIZ
(1-800-353-3824)

Account continued from previous page

Small Business Value Package Checking

Princeton Video Image Inc
Debtor In Possession
Case # 03-27973

Account Number 9420038735
Small Business Telephone Access Code 8762

Account Activity

Date	Description	+/-	Credit/Debit	Balance
8/15	Fund Trsf Outgoing Nonrepeat 08/15/03 014232 999903081 5014232 Princeton Video Fox Rothschild Obrien & Franke	-	$[illegible]707.80	$181,766.85
8/15	Service Fee	-	$17.00	$181,749.85
8/15	Adp Payroll Adp - Fees 030815 105Dy 3402448 Princeton Video Image 020032260676291 Ccd	-	$30.00	$181,719.85
8/15	Check Paid # 9149	-	$2,136.71	$179,583.14
8/15	Check Paid # 9172	-	$1,474.15	$178,108.99
8/15	Check Paid # 1279	-	$3,362.00	$174,746.99
8/15	Check Paid # 9152	-	$1,804.75	$172,942.24
8/15	Check Paid # 9153	-	$3,460.86	$169,481.38
8/15	Check Paid # 9156	-	$2,523.19	$166,958.19
8/15	Check Paid # 9161	-	$1,025.95	$165,932.24
8/15	Check Paid # 1262	-	$69.95	$165,862.29
8/15	Check Paid # 1275	-	$795.00	$165,067.29
8/18	Fund Trsf Investigation Adj Cr 08/18/03 038137 999903081 8038137 0754-18AUG03 investigations Wip	+	$6,094.44	$171,161.73
8/18	Fund Trsf Outgoing Nonrepeat 08/18/03 025706 999903081 8025706 Princeton Video Sk Advertising	-	$6,094.44	$165,067.29
8/18	Service Fee	-	$17.00	$165,050.29
8/18	*ceridia Fsa Debit 081503 101156 Princeton ecom 020032301863509 Ppd	-	$3[illegible]87.42	$161,862.87
8/18	Check Paid # 1265	-	$316.53	$161,546.34
8/18	Check Paid # 1266	-	$82.90	$161,463.44
8/18	Check Paid # 1280	-	$340.33	$161,123.11
8/18	Check Paid # 9157	-	$3,286.44	$157,836.67
8/18	Check Paid # 9178	-	$2,836.58	$155,000.09
8/18	Check Paid # 9181	-	$2,917.91	$152,082.18
8/18	Check Paid # 1272	-	$254.38	$151,827.80
8/18	Check Paid # 1276	-	$351.56	$151,476.24
8/18	Check Paid # 1277	-	$1,991.51	$149,484.73
8/18	Check Paid # 9150	-	$3,280.00	$146,204.73
8/18	Check Paid # 9154	-	$1,826.47	$144,378.26
8/18	Check Paid # 9177	-	$1,001.92	$143,376.34
8/18	Check Paid # 1261	-	$1,215.03	$142,161.31
8/18	Check Paid # 1263	-	$75.63	$142,085.68
8/18	Check Paid # 1267	-	$149.14	$141,936.54
8/18	Check Paid # 1273	-	$55.55	$141,880.99
8/18	Check Paid # 9142	-	$4,583.61	$137,297.38
8/18	Check Paid # 9148	-	$5,180.57	$132,116.81
8/18	Check Paid # 9151	-	$2,010.42	$130,106.39
8/18	Check Paid # 9155	-	$2,887.63	$127,218.76
8/18	Check Paid # 9158	-	$1,876.96	$125,341.80
8/18	Check Paid # 9160	-	$2,324.17	$123,017.63
8/18	Check Paid # 9162	-	$1,639.38	$121,378.25
8/18	Check Paid # 9165	-	$1,993.35	$119,384.90
8/18	Check Paid # 9167	-	$1,483.76	$117,901.14
8/18	Check Paid # 9175	-	$2,899.52	$115,001.62
8/18	Check Paid # 9176	-	$310.69	$114,690.93
8/18	Check Paid # 9180	-	$1,670.79	$113,020.14

continues

Fleet

Small Business Services

Small Business Statement

8/01/2003 through 8/29/2003

Telephone Center 1-800-FLEET-BIZ (1-800-353-3824)

Account continued from previous page

Small Business Value Package Checking

Princeton Video Image Inc
Debtor In Possession
Case # 03-27973

Account Number 9420038735
Small Business Telephone Access Code 8762

Account Activity

Date	Description	+/-	Credit/Debit	Balance
8/18	Check Paid # 9182	-	$4,583.61	$108,436.53
8/18	Check Paid # 9185	-	$1,245.94	$107,190.59
8/19	Fund Trsf Outgoing Nonrepeat 08/19/03 011790 9999030819011790 Princeton Video The Wynnewood Group	-	$6,094.44	$101,096.15
8/19	Service Fee	-	$17.00	$101,079.15
8/19	Funds Trsf Intl Us$ Nonrepeat 08/19/03 031214 9999030819031214 Princeton Video Scidel Asia Pacific	-	$2,844.81	$98,234.34
8/19	Service Fee	-	$17.00	$98,217.34
8/19	Check Paid # 1307	-	$200.02	$98,017.32
8/19	Check Paid # 1274	-	$69.95	$97,947.37
8/19	Check Paid # 1240	-	$355.69	$97,591.68
8/19	Check Paid # 1264	-	$106.56	$97,485.12
8/19	Check Paid # 1271	-	$328.08	$97,157.04
8/19	Debit Card Purchase AT&T Services 800-2220300 NJ	-	$697.25	$96,459.79
8/20	Deposit	+	$1,869.74	$98,329.53
8/20	Fund Trsf Outgoing Nonrepeat 08/20/03 032295 9999030820032295 Princeton Video Pvi Virtual Media Services Llc	-	$8,688.81	$89,640.72
8/20	Service Fee	-	$17.00	$89,623.72
8/20	Check Paid # 9166	-	$2,618.52	$87,005.20
8/20	Check Paid # 1269	-	$2,121.93	$84,883.27
8/20	Check Paid # 1278	-	$154.62	$84,728.65
8/20	Check Paid # 1310	-	$108.30	$84,620.35
8/20	Check Paid # 1260	-	$1,336.55	$83,283.80
8/20	Check Paid # 9147	-	$5,470.65	$77,813.15
8/20	Check Paid # 9164	-	$2,243.90	$75,569.25
8/20	Check Paid # 9184	-	$2,442.45	$73,126.80
8/21	*ceridia Fsa Debit 081903 100339 Princeton Video Image 020032324185668 Ppd	-	$159.33	$72,967.47
8/21	Check Paid # 1281	-	$201.12	$72,766.35
8/21	Check Paid # 1308	-	$69.95	$72,696.40
8/21	Check Paid # 1312	-	$31,236.05	$41,460.35
8/21	Check Paid # 1305	-	$139.90	$41,320.45
8/21	Check Paid # 1314	-	$4,275.00	$37,045.45
8/21	Check Paid # 9179	-	$461.97	$36,583.48
8/21	Check Paid # 9183	-	$1,507.56	$35,075.92
8/21	Check Paid # 1268	-	$211.27	$34,864.65
8/21	Check Paid # 9171	-	$252.60	$34,612.05
8/22	*ceridia Fsa Prna Manual 082103 100339 Princeton Video Image 020032345529102 Ccd	+	$7,190.33	$41,802.38
8/22	Adp Payroll Adp - Fees 030822 105Dy 3657865 Princeton Video Image 020032335226412 Ccd	-	$278.20	$41,524.18
8/22	Check Paid # 1311	-	$6,747.23	$34,776.95
8/22	Check Paid # 1313	-	$5,760.58	$29,016.37
8/22	Check Paid # 1315	-	$1,620.89	$27,395.48

continues

Fleet

Small Business Services

Small Business Statement

8/01/2003 through 8/29/2003

Telephone Center 1-800-FLEET-BIZ (1-800-353-3824)

Account continued from previous page

Small Business Value Package Checking

Princeton Video Image Inc
Debtor in Possession
Case # 03-27973

Account Number 9420038735
Small Business Telephone Access Code 8762

Account Activity

Date	Description	+/-	Credit/Debit	Balance
8/22	Check Paid # 1293	-	$462.82	$26,932.66
8/22	Check Paid # 1303	-	$138.05	$26,794.61
8/22	Check Paid # 9173	-	$1,328.71	$25,465.90
8/25	Check Paid # 9163	-	$3,057.67	$22,408.23
8/25	Check Paid # 1287	-	$68.90	$22,339.33
8/25	Check Paid # 1288	-	$180.86	$22,158.47
8/25	Check Paid # 1289	-	$99.72	$22,058.75
8/25	Check Paid # 1290	-	$16.48	$22,042.27
8/25	Check Paid # 1298	-	$47.70	$21,994.57
8/25	Check Paid # 1299	-	$34.14	$21,960.43
8/25	Check Paid # 1301	-	$29.48	$21,930.95
8/25	Check Paid # 1304	-	$69.95	$21,861.00
8/25	Check Paid # 9168	-	$1,843.01	$20,017.99
8/25	Check Paid # 9170	-	$164.61	$19,853.38
8/25	Check Paid # 9186	-	$983.87	$18,869.51
8/26	Check Paid # 1285	-	$79.50	$18,790.01
8/26	Check Paid # 1286	-	$1,880.00	$16,910.01
8/26	Check Paid # 1294	-	$324.10	$16,585.91
8/26	Check Paid # 9159	-	$3,515.25	$13,070.66
8/27	Check Paid # 1282	-	$54.00	$13,016.66
8/27	Check Paid # 1283	-	$125.00	$12,891.66
8/27	Check Paid # 1291	-	$377.45	$12,514.21
8/27	Check Paid # 1300	-	$686.67	$11,827.54
8/27	Check Paid # 1302	-	$105.00	$11,722.54
8/29	Adp Payroll Adp - Fees 030829 105Dy 3794194 Princeton Video Image 020032403217088 Ccd	-	$132.85	$11,589.69
8/29	Check Paid # 1292	-	$78.00	$11,511.69
8/29	Check Paid # 9169	-	$408.43	$11,103.26
8/29	**Ending Balance**			**$11,103.26**

068295781

Fleet

Small Business Services

Small Business Statement

8/01/2003 through 8/29/2003

Telephone Center 1-800-FLEET-BIZ (1-800-353-3824)

Small Business Simplified Checking

Princeton Video Image Inc
Debtor In Possession
Case # 03-27973

Account Number 9420038751
Small Business Telephone Access Code 8778

Opening Balance	(+)Deposits/Credits		(-)Withdrawals/Debits		Ending Balance
$2,871.43	$41,162.24	(1)	$44,033.67	(5)	$0.00

Account Activity

Date	Description	+/-	Credit/Debit	Balance
8/01	**Opening Balance**			**$2,871.43**
8/14	Officelink Transfer From Checking 27-9420038735	+	**$41,162.24**	$44,033.67
8/14	Funds Trnsf Drawdown Request 08/14/03 011230 99990308140011230 0814282605002368 Adp Payroll Tax Deposit Custod	-	$41,162.24	$2,871.43
8/14	Service Fee	-	$25.00	$2,846.43
8/19	Funds Trnsf Drawdown Request 08/19/03 010405 99990308190010405 0819418412001841 Adp Payroll Tax Deposit Custod	-	$951.69	$1,894.74
8/19	Service Fee	-	$25.00	$1,869.74
8/20	Closing Withdrawal	-	$1,869.74	$0.00
8/29	**Ending Balance**			**$0.00**

068295781
6 - 6

Small Business Statement

8/01/2003 through 8/29/2003

Telephone Center 1-800-FLEET-BIZ
(1-800-353-3824)

In case of an address change. If you are planning to move, please advise us five days in advance by calling Fleet Telephone Banking at 1-800-841-4000, (TT/TTY: 1-800-637-4031) or by visiting your local Branch. You may also write to us at: Fleet Bank, Mail Stop: PA EH 0801NK, 1 Fleet Way, Scranton, PA 18505.

CONSUMER BILLING RIGHTS SUMMARIES

In Case of Errors or Questions About Your Credit Accounts or Electronic Funds Transfers: Contact us promptly if you think your statement is wrong or if you need more information about a transaction on your statement. We must hear from you no later than 60 days after we send you the FIRST statement on which the error or problem appeared. You can telephone us, however in order to preserve your rights, your request must be in writing.

In your letter, please give us the following information

- Your name and account number.
- The dollar amount of the suspected error.
- Describe the error and explain, if you can, why you believe there is an error or why you need more information.

Personal Electronic Funds Transfers: We will investigate your complaint or question and will correct any error promptly. If we take more than 10 business days (10 calendar days if you are a Fleet Bank of Massachusetts customer) to do this, we will recredit your account for the amount you think is in error, so that you will have use of the money during the time it takes us to complete our investigation. Call us at 1-800-841-4000, (TT/TTY: 1-800-637-4031), or write to us at Fleet Bank, Electronic Banking, Mail Stop: RI DE 03002E, 125 Dupont Drive, Providence, RI 02907.

Personal Credit Accounts: You do not have to pay any amount in question while we are investigating, however you are still obligated to pay the parts of your bill that are not in question. While we investigate your question, we cannot report you as delinquent or take any action to collect the amount in question.

Special Rule for Personal Credit Card Purchases

If you have a problem with the quality of goods or services that you purchased with your personal credit card and you have tried in good faith to correct the problem with the merchant, you may not have to pay the remaining amount due on the goods or services. You have this protection only when the purchase price was more than $50 and the purchase was made in your home state or within 100 miles of your mailing address. (If we own or operate the merchant, or if we mailed the advertisement for the property or services, all purchases are covered regardless of the amount or location of purchase.)

Cash Reserve

Call us at 1-800-841-4000, (TT/TTY: 1-800-637-4031) or write to us at Fleet Bank, Cash Reserve Dept., Mail Stop: NY UT 35402F, 5701 Horatio Street, Utica, NY 13502.

Fleet Line

Call us at 1-800-440-0015, (TT/TTY: 1-800-637-4031) or write to us at Fleet Retail Loan Services, P.O. Box 3092, Utica, NY 13504.

Fleet Bank is a Member of FDIC. Investments in Galaxy Funds or made through Quick & Reilly are not FDIC insured, and are not an obligation of or guaranteed by any bank, and are subject to investment risk, including possible loss of principal amount invested.

CONSUMER CREDIT BUREAU REPORTING

You have the right to notify us if you believe that we have reported inaccurate information about any of your personal deposit or credit accounts to the credit bureaus. Such notices should be sent in writing to us at the appropriate address referenced in the Consumer Billing Rights Summaries Section.

BALANCE SUBJECT TO FINANCE CHARGE

Cash Reserve Accounts

We compute the finance charge on your account for the statement period by applying your monthly periodic rate or your daily periodic daily rate, whichever applies, to the average daily balance . To get the average daily balance , we take the beginning principal balance on your account each day, add new advances and subtract payments and credits. All finance charges and Other Charges (except the annual membership fee, are excluded from the calculation). Then we add up the daily balances for the statement period and divide by the number of days in period. The finance charge is computed by multiplying the daily periodic rate by the average daily balance times the number of days in the statement period. We treat the annual membership fee as an advance and add it to the balance starting with the statement period following the monthly statement on which the fee first appears.

Fleet Line Accounts

We figure the finance charge on your account by applying the periodic rate to the "average daily balance" of your account (including current transactions). To get the "average daily balance", we take the beginning balance of your account each day, add new loans, and subtract payments, credits, adjustments, and unpaid finance charges. During the Draw period (but not the Repayment Period) any Annual Membership Fee, Early Termination Fee, or Credit Insurance premium that is assessed and not paid by the due date shown on the monthly statement on which it is itemized, will be treated as an advance and included in the daily balance calculation beginning on the first day of the billing period that starts after the payment due date. This gives us the daily balance for your account. Next we add up all the daily balances for the billing period and divide the total by the number of days in the billing period. This gives us the average daily balance for your account. (If any daily balance is a credit balance, we consider that day's balance to equal zero.)

Monthly Periodic Rate

If your account agreement provides for a monthly periodic rate, we compute the finance charge by multiplying the average daily balance by the periodic rate. The monthly periodic rate is 1/12 of the Annual Percentage Rate.

Daily Periodic Rate

If your account agreement provides for a daily periodic rate, we compute the finance charge by multiplying the average daily balance by the periodic rate then by the number of days in the billing cycle. The daily periodic rate is 1/365th of the Annual Percentage Rate (1/366 in a leap year).

NOTICE OF RIGHT TO CANCEL LIFE INSURANCE

Credit insurance is voluntary and you have the right to cancel it at any time. Requests for cancellation must be in writing and signed by all insured parties. The request should be mailed to: Fleet Retail Loan Services, P.O. Box 3092, Utica, New York 13504. The cancellation will be effective the date the request is received at the above address.

Princeton Video Image
PNC Operating
Acct# 80-1309-6044
G/L Acct # 1000-25-99

UNAUDITED

August 31, 2003

Balance per bank	8/31/2003	(4.90)
Outstanding Checks		0.00
Corporate Analysis Charge on closed account	8/29/2003	4.90
Ending Balance per Analysis		0.00
Ending balance per general ledger	8/31/2003	0.00
difference		0.00

O/S Cks at 8/31/03 Date	CK #	Amt
		0.00

acctrecs\cy2003\bankrecs\803PNC

Corporate Business Account Statement

PNC BANK

For the period 08/01/2003 to 08/31/2003

PRINCETON VIDEO IMAGE
OPERATING ACCT
15 PRINCESS RD
LAWRENCEVILLE NJ 08648-2301

Account number: 80-1309-6044

Number of enclosures: 0
Tax ID Number: 22-3062052

For Client Services:
Call 1-877-824-5001

Visit us at www.treasury.pncbank.com

Write to: Client Services
Two Tower Center, 17TH Floor
East Brunswick, NJ 08816

Account Summary Information

Balance Summary

Beginning balance	Deposits and other credits	Checks and other debits	Ending balance
278.16-	278.16	4.90	4.90-

Important Account Information - Amendment to the Account Agreement for Your Business Accounts

The Information stated below describes changes to our Account Agreement for Your Business Accounts ("Agreement"). Changes provided in the enclosed Supplement amend the Account Agreement for Your Business Accounts Presentment and Withdrawals Section ("Supplement") and are effective October 6, 2003. All other information in our Agreement, as amended, continues to apply to your account.

Please review the following information and the enclosed Supplement and retain them for your records.

The Supplement to the Account Agreement for Your Business Accounts is enclosed. PNC may receive electronic notification of checks/debits to your account from other financial institutions, and as a result, PNC may debit your account for the item sooner than in the past. We want you to be aware of this change to ensure sufficient funds are available in your account. You may be charged an overdraft fee if the funds are not available. If you have any questions, please stop by your branch or call us at the number listed on the top of your statement. We are happy to answer any questions you may have. Thank you.

Deposits and Other Credits

Description	Items	Amount
Deposits	0	0.00
National Lockbox	0	0.00
ACH Credits	0	0.00
Funds Transfers In	0	0.00
Trade Services	0	0.00
Investments	0	0.00
Zero Balance Transfers	0	0.00
Adjustments	0	0.00
Other Credits	1	278.16
Total	1	278.16

Checks and Other Debits

Description	Items	Amount
Checks	0	0.00
Returned Items	0	0.00
ACH Debits	0	0.00
Funds Transfers Out	0	0.00
Trade Services	0	0.00
Investments	0	0.00
Zero Balance Transfers	0	0.00
Adjustments	0	0.00
Other Debits	1	4.90
Total	1	4.90

Ledger Balance

Date	Ledger balance	Date	Ledger balance
08/01	0.00	08/29	4.90-

Deposits and Other Credits

Other Credits

1 transaction for a total of $ 278.16

Date posted	Amount	Transaction description		Reference number
08/01	278.16	Caa Rfnd: June 03	3661190	CORE503000034

Checks and Other Debits

Other Debits

1 transaction for a total of $ 4.90

Date posted	Amount	Transaction description	Reference number
08/29	4.90	Corporate Account Analysis Charge	0000000000000006199

General Ledger Report - General Ledger 2

Period End Range: 8/31/2003 Through 8/31/2003

Account Jrnl Batch No.	Type	Document No.	Description	Jnl Apl Date	Sys	IntCo	Subsid	Debit Amount	Credit Amount
1000-25-99-000000-000000 - PNC Operating									
Open Balance:	A			7/31/2003					8,283.58
				Posted Starting Balance:	NET		-8,283.58	0.00	8,283.58
				Period Subtotal:	NET				
				Account Total:	NET		<<No Activity>>	0.00	8,283.58

General Ledger Report

Period End Range: 8/31/2003 Through 8/31/2003

Account Jrnl Batch No.	Type	Document No.	Description	Jnl Apl Date	Sys	IntCo	Subsid	Debit Amount	Credit Amount
1000-25-99-000000-000000 - PNC Operating									
Open Balance:	A			7/31/2003				8,283.58	
				Posted Starting Balance:	NET		8,283.58	8,283.58	0.00
				Period Subtotal:	NET				
				Account Total:	NET		<<No Activity>>	8,283.58	0.00

Princeton Video Image
PNC Business Checking (FSA)
Acct# 80-1089-6425
G/L Acct # 1000-24-99

UNAUDITED

August 31, 2003

Balance per bank	8/31/2003	31.62
Less:		
Ending Balanco per Analysis		31.62
Ending balance per general ledger	8/31/2003	31.62
Difference		0.00

PNC BANK

For the period 08/01/2003 to 08/31/2003

PRINCETON VIDEO IMAGE
FSA
15 PRINCESS RD
LAWRENCEVILLE NJ 08648-2301

Primary account number: 80-1089-6425

Number of enclosures: 0

For 24-hour banking or customer service, sign-on to Account Link® for Business on www.mybusiness.pncbank.com or call 1-877-BUS-BNKG

Moving? Please contact us at 1-877-BUS-BNKG

Write to: Customer Service
PO Box 609
Pittsburgh, PA 15230-9738

Visit us at www.mybusiness.pncbank.com

TDD terminal: 1-800-531-1648
For hearing impaired clients only

Important Account Information - Amendment to the Account Agreement for Your Business Accounts

The Information stated below describes changes to our Account Agreement for Your Business Accounts ("Agreement"). Changes provided in the enclosed Supplement amend the Account Agreement for Your Business Accounts Presentment and Withdrawals Section ("Supplement") and are effective October 6, 2003. All other information in our Agreement, as amended, continues to apply to your account.

Please review the following information and the enclosed Supplement and retain them for your records.

The Supplement to the Account Agreement for Your Business Accounts is enclosed. PNC may receive electronic notification of checks/debits to your account from other financial institutions, and as a result, PNC may debit your account for the item sooner than in the past. We want you to be aware of this change to ensure sufficient funds are available in your account. You may be charged an overdraft fee if the funds are not available. If you have any questions, please stop by your branch or call us at the number listed on the top of your statement. We are happy to answer any questions you may have. Thank you.

Checking 25 Summary

Account number: 80-1089-6425 Tax ID number: 22-3062052
Account Link® number: 0223062052

Princeton Video Image
Fsa

Balance Summary

Beginning balance	Deposits and other additions	Checks and other deductions	Ending balance
46.12	0.00	14.50	31.62

Average ledger balance	Average collected balance
31.62	31.62

Deposits and Other Additions

Description	Items	Amount
Total	0	0.00

Checks and Other Deductions

Description	Items	Amount
Service Charges and Fees	2	14.50
Total	2	14.50

Daily Balance

Date	Ledger balance
08/01	31.62

Activity Detail

Checks and Other Deductions

Service Charges and Fees

Date posted	Amount	Transaction description	Reference number
08/01	11.50	Service Charge Period Ending 07/31/2003	
08/01	3.00	Wire, Treasury Management Services	

General Ledger Report - General Ledger 2

by Account Number

PVI

Period End Range: 8/31/2003 Through 8/31/2003

Account / Jrnl Batch No.	Type	Document No.	Description	Jnl Apl Date	Sys	IntCo	Subsid	Debit Amount	Credit Amount
1000-24-99-000000-000000 - PNC-FSA Account									
Open Balance:	A			6/30/2003				184.03	
				Posted Starting Balance:	NET		184.03	184.03	0.00
				Period Subtotal:	NET				
				Account Total:	NET		<<No Activity>>	184.03	0.00

General Ledger Report - G/L Accounts

by Account Number

PVI-Debtor In Possession

Period End Range: 8/31/2003 Through 8/31/2003

Account / Jrnl Batch No.	Type	Document No.	Description	Jnl	Apl Date	Sys	IntCo	Subsid	Debit Amount	Credit Amount
1000-24-99-000000-000000 - PNC-FSA Account										
Open Balance:	A				7/31/2003					137.91
				Posted Starting Balance:		NET		-137.91	0.00	137.91
Posted GJ-00126	A	GS	Bank service fees	GJ	8/31/2003	8				14.50
				Account Total:		NET		-152.41	0.00	152.41

Check Register Report - Fleet DIP Tax - August 2003
by Check Date
PVI-Debtors In Possession
Cash Account: 1000-12-99-000000-000000
Unaudited

Check No.	Check Date	Vendor	Check Amount	Description
Wire	8/14/2003	ADP, Inc.	$ 41,162.24	Tax Filing - Payroll P/E 8/15/03
	8/14/2003	Bank Fees	25.00	Service Fees
Wire	8/19/2003	ADP, Inc.	951.69	Tax Filing - Payroll P/E 8/19/03
	8/19/2003	Bank Fees	25.00	Service Fees
	8/20/2003	PVI Fleet DIP General Acct.	1,869.74	Transfer remaining bal. in tax acct to general acct
	Total Fleet DIP Tax Account		44,033.67	

Check Register Report - Fleet DIP General - August 2003
by Check Date
PVI-Debtors In Possession
Cash Account: 1000-11-99-000000-000000
Unaudited

Check No.	Check Date	Vendor	Check Amount	Description
001233	8/1/2003	Evertz Microsystems Ltd.	$ 50,355.00	Equipment purchases operations
CC0001	8/1/2003	Sliger Designs	(102.00)	Operations supplies (Void 7/03 outstanding check)
CC0005	8/1/2003	Micro Warehouse	131.74	Operations supplies (7/03 reconciling item)
CC0006	8/1/2003	Sliger Designs	47.39	Operations supplies (7/03 reconciling item)
FLT014	8/1/2003	ADP, Inc.	347.10	Payroll services
Debit	8/4/2003	Ceridian	2,444.44	Employee FSA benefit
Bank fees	8/4/2003	Fleet Bank	6.50	Service fees
001234	8/4/2003	Phila Coca-Cola Bottling Co.	206.08	Office expenses
001235	8/5/2003	StarCase Mfg Co., Inc.	5,658.26	Equipment purchases operations
001236	8/5/2003	Aberdeen LLC	33,915.00	Equipment purchases operations
001237	8/5/2003	Larro Corporation	23,272.00	Equipment purchases operations
001238	8/5/2003	Genovation	1,537.00	Equipment purchases operations
001239	8/5/2003	AJA Video Systems Inc	24,650.00	Equipment purchases operations
001240	8/5/2003	Cliff Bail	355.69	Employee reimbursement
001241	8/5/2003	Bridgecom	1,250.08	Telephone expense
001242	8/5/2003	CNA	511.15	Employee Benefits (NJ Disability Insurance)
001243	8/5/2003	Con Edison	335.83	Electric bill for apartment
001244	8/5/2003	Delta Dental	1,762.68	Employee Benefits
001245	8/5/2003	Federal Express	272.13	Office Expenses
001246	8/5/2003	Federal Express	18.80	Office Expenses
001247	8/5/2003	Prudential Insurance Co.	1,244.24	Employee Benefits
001248	8/5/2003	QUILL	267.88	Office supplies
001249	8/5/2003	Snowbird Corporation	52.04	Office Expenses
001250	8/5/2003	Janos Sutyinszky	275.20	Freelancer reimbursement
001251	8/5/2003	Verizon	167.76	Telephone expense
001252	8/5/2003	Verizon Wireless	245.46	Telephone expense
001253	8/5/2003	Lionel White	225.78	Employee reimbursement
001256	8/5/2003	Bowne of New York City, Inc.	400.00	Edgar Form Fees for 8K
080503	8/5/2003	Petty Cash	531.57	Office Expenses
001255	8/6/2003	L-Com, Inc.	349.49	Operations supplies
Debit	8/7/2003	Ceridian	273.33	Employee FSA benefit
001257	8/7/2003	Synnestvedt Lechner & Woodbridge	1,500.00	Patent Legal Fees
001258	8/7/2003	Chubb Group of Insurance Co's	45,603.00	Corporate Insurance
CC003	8/11/2003	Micro Warehouse	774.38	Operations supplies
001260	8/12/2003	ATR Inc.	1,336.55	401k plan administration fee
001261	8/12/2003	Allegianceinternet	1,215.03	Office Expenses
001262	8/12/2003	Alan Brees	69.95	Employee reimbursement
001263	8/12/2003	EARTHLINK	75.63	Office Expenses
001264	8/12/2003	EARTHLINK	106.58	Office Expenses
001265	8/12/2003	Federal Express	316.53	Office Expenses
001266	8/12/2003	Federal Express	82.90	Office Expenses
001267	8/12/2003	James Green	149.14	Employee reimbursement
001268	8/12/2003	Midco Waste Systems	211.27	Office Expenses
001269	8/12/2003	PSE&G Co.	2,121.93	Office Expenses
001270	8/12/2003	Security Trust	5,760.58	Employee Benefits
001271	8/12/2003	The State Insurance Fund	328.08	Employee Benefits (NY Disability Insurance)
001272	8/12/2003	Mervyn Trappler	254.38	Employee reimbursement

Check Register Report - Fleet DIP General - August 2003
by Check Date
PVI-Debtors In Possession
Cash Account: 1000-11-99-000000-000000
Unaudited

Check No.	Check Date	Vendor	Check Amount	Description
001273	8/12/2003	Verizon	55.55	Telephone expense
001274	8/12/2003	Lionel White	69.95	Employee reimbursement
001275	8/12/2003	Mitchell H Simmons	795.00	Freelancer reimbursement
CC0007	8/12/2003	Sliger Designs	87.70	Operations supplies
001278	8/14/2003	L-Com, Inc.	154.62	Operations supplies
001279	8/14/2003	Synnestvedt Lechner & Woodbridge	3,362.00	Patent Legal Fees
FLT019	8/14/2003	Oren Steinfeld	2,211.27	Sales support in Asia
Bank fees	8/14/2003	Fleet Bank	6.50	Service fees
Bank fees	8/14/2003	Fleet Bank	17.00	Service fees
CC0004	8/15/2003	Verizon	697.25	Telephone expense
FLT020	8/15/2003	ADP, Inc.	30.00	Payroll services
Payroll	8/15/2003	Payroll for US Employees	86,026.23	Payroll for August 15 Pay Period
Wire	8/15/2003	Fox Rothschild	31,707.80	Cure payment to First Industrial (NJ lease)
Bank fees	8/15/2003	Fleet Bank	17.00	Service fees
001281	8/18/2003	James W. Appleby II	201.12	Employee reimbursement
001282	8/18/2003	Cliff Ball	54.00	Employee reimbursement
001283	8/18/2003	Ceridian	125.00	Employee benefit fee
001284	8/18/2003	CobraServ National Svc Ctr	85.00	Employee benefit fee
001285	8/18/2003	Danone Waters of Noth America	79.50	Office expense
001286	8/18/2003	Delaware Secretary of State	1,880.00	Franchise Tax (Q2 2003)
001287	8/18/2003	EARTHLINK	68.90	Office expense
001288	8/18/2003	Federal Express	180.86	Office expense
001289	8/18/2003	Federal Express	99.72	Office expense
001290	8/18/2003	Federal Express	16.48	Office expense
001291	8/18/2003	James Green	377.45	Employee reimbursement
001292	8/18/2003	Kevin Hanson	78.00	Freelancer reimbursement
001293	8/18/2003	Sam McCleery	462.82	Employee reimbursement
001294	8/18/2003	Pitney Bowes Credit Corp	324.10	Office expense
001295	8/18/2003	Lon Rosen	314.69	Employee reimbursement
001296	8/18/2003	Samuel Chenillo	69.95	Employee reimbursement
001297	8/18/2003	Western Pest Services	47.70	Office expense
001299	8/18/2003	AT&T	34.14	Telephone expense
001300	8/18/2003	AT&T Wireless	686.67	Telephone expense
001301	8/18/2003	Federal Express	29.48	Office expense
001302	8/18/2003	Sentry Self Storage	105.00	Operations Truck storage fee
FLT021	8/18/2003	The Wynnewood Group LLC	6,094.44	Bankruptcy public notice expense
Payroll	8/18/2003	Payroll for US Employees	2,685.19	Payroll for August 16-19 Pay Period
Bank fees	8/18/2003	Fleet Bank	17.00	Service fees
Debit	8/18/2003	Ceridian	3,187.42	Employee FSA benefit
001270	8/19/2003	Security Trust	(5,760.58)	Employee benefits (Voided check)
001297	8/19/2003	Lawrence Samuels	69.95	Employee reimbursement
001303	8/19/2003	Sam McCleery	138.05	Employee reimbursement
001304	8/19/2003	Carol Bendig	69.95	Employee reimbursement
001305	8/19/2003	Ann Reynolds	139.90	Employee reimbursement
001306	8/19/2003	Samuel Chenillo	568.00	Employee reimbursement
001307	8/19/2003	Petty Cash	200.02	Office Expenses
001308	8/19/2003	Gary Cogland	69.95	Employee reimbursement
001309	8/19/2003	Samuel Chenillo	69.95	Employee reimbursement
001310	8/19/2003	Jason Abrams	108.30	Freelancer reimbursement
001311	8/19/2003	Security Trust	6,747.23	Employee benefits
001312	8/19/2003	United Healthcare	31,236.05	Employee benefits
001313	8/19/2003	Security Trust	5,760.58	Employee benefits
001314	8/19/2003	PRM International	4,275.00	Operations equipment shipping expense
001315	8/19/2003	James Green	1,620.89	Employee reimbursement
FLT022	8/19/2003	Oren Steinfeld	2,844.81	Sales support in Asia
Bank fees	8/19/2003	Fleet Bank	17.00	Service fees
Bank fees	8/19/2003	Fleet Bank	17.00	Service fees
Wire	8/20/2003	PVI Virtual Media Services, LLC	8,688.81	Cash purchased by PVMS
Bank fees	8/20/2003	Fleet Bank	17.00	Service fees
Debit	8/21/2003	Ceridian	159.33	Employee FSA benefit
Credit	8/22/2003	Ceridian (part of $7,190.33 credit)	(1,558.47)	reverse incorrect debit - 7/17/03
Credit	8/22/2003	Ceridian (part of $7,190.33 credit)	(2,444.44)	reverse incorrect debit - 8/4/03

Check Register Report - Fleet DIP General - August 2003
by Check Date
PVI-Debtors in Possession
Cash Account: 1000-11-99-000000-000000
Unaudited

Check No.	Check Date	Vendor	Check Amount	Description
Credit	8/22/2003	Ceridian (part of $7,190.33 credit)	(3,187.42)	reverse incorrect debit - 8/18/03
FLT025	8/22/2003	ADP, Inc.	278.20	Payroll services
FLT023	8/29/2003	ADP, Inc.	132.85	Payroll services
		Account Total:	403,733.94	
		Total August Cash Disbursements	$ 447,767.61	

PVI DIP
Income Statement
for the month ended August 31, 2003
Unaudited

	August Actual
Total Revenue	$58,416
COGS	26,214
Gross Profit/(Loss)	32,202
SG&A Expenses	
Personnel	
Salaries (includes taxes)	137,176
Health Insurance	35,194
Consulting Expense	6,817
Restructuring Expense	2,462
Dir & Officers Ins	23,813
Total Personnel Expenses	205,462
General	
Rent	22,705
Utilities	0
Telephone	2,384
Legal Fees	4,862
Office Expense	4,651
Travel	6,418
Business Insurance	6,894
Sftwr & Hdwr Supplies	2,932
Investor Relations	7,289
Total General	58,136
Total SG&A Expenses	263,598
Operating Cash Flow	(231,396)
Adjustments to Cash Flow	
Other Income & Expense	
Gain on Sale of Net Assets to PVMS	(10,992,982)
PVMS Interest Expense	6,909
Interest Expense	192
Total Other Inc & Exp	(10,985,881)
Taxes	
Foreign Withholding Tax	1,494
Total Taxes	1,494
Net Income/(Loss)	$10,752,991

PVI
Balance Sheet
Unaudited

	08/31/03
Assets	
Cash and cash equivalents	$8,399
Account Receivable (Net)	0
Securities Held to Maturity	0
License Rights	0
Other Current Assets	206,223
Interest Receivable	0
Total Current Assets	214,622
Property, Plant and Equipment	
Equip under Construction	0
Office F&F	0
Office Equipment	0
Vehicles	0
Leasehold Improvements	0
Finished Systems	0
R&D Equip & Software	0
Total PP&E	0
Total Acc Depr	0
Net Fixed Assets	0
Patents	
Patents Issued	0
Patent Appl in Progress	0
Patents-Latin America	0
Total Patents & Org costs	0
Total Acc Amort	0
Net Patents & Org Costs	0
Intangibles	
PV Goodwill	3,896,244
PV Intangibles	2,244,531
PV Acc Amort - Intangibles	(1,210,877)
Net PV Goodwill & Intang	4,929,898
Other Assets	
Intercompany receivables	3,147,670
Subsiduary Investments	(2,988,580)
Other Assets	64,724
Total Other Assets	223,814
Total Assets	$5,368,334

PVI
Balance Sheet
Unaudited

	08/31/03
Liabilities & Shareholders Equity	
Liabilities Not Subject to Compromise (Post -Petition)	
Accounts Payable-Vendors	$165
Accrued Expenses	0
Lease Payable - S/T	0
Unearned revenue - S/T	0
Secured Convertible Debt - PVMS	0
Other Postpetition Liabilities	0
Total Post-Petition	165
Liabilities Subject to Compromise (Pre-Petition)	
Secured Debt	
Secured Convertible Debt Cablevision	0
Secured Convertible Debt Presencia	0
Unsecured Debt	
Accounts Payable-Vendors	1,299,516
Accrued Expenses	2,737,763
Other Prepetition Liabilities	7,643
Total Current Liabilities	4,045,087
Other Liabilities	
Refundable CVC advance pymt	0
License Obligations L/T	0
Other Liabilities	40,763
Total Other Liablities	40,763
Total Liabilities	4,085,850
Preferred Stock-Series A	83,609
Preferred Stock-Series B	101,059
Total redeemable pfd stock	184,668
Shareholders Equity	
Common Stock	18,488
APIC-Common	87,396,509
Current Earnings	4,547,370
Retained Earnings	(90,864,551)
Total Shareholders' Equity and Redeemable Pfd Stock	1,282,484
Total Liabilities & Shareholders Equity	$5,368,334

Liability Recap	Taxes Debited	Federal Income Tax	19,045.27			
		Earned Income Credit Advances	.00			
		Social Security - EE	6,382.91			
		Social Security - ER	6,382.93			
		Social Security Adj - EE	.00			
		Medicare - EE	1,822.72			
		Medicare - ER	1,822.70			
		Medicare Adj - EE	.00			
		Federal Unemployment Tax	19.61			
		State Income Tax	4,643.92			
		State Unemployment Insurance - EE	.00			
		State Unemployment/Disability Ins - ER	131.84			
		State Unemployment Insurance Adj - EE	.00			
		State Disability Insurance - EE	66.48			
		State Disability Insurance Adj - EE	.00			
		Workers' Benefit Fund Assessment - EE	.00			
		Workers' Benefit Fund Assessment - ER	.00			
		Local Income Tax	843.86			
		School District Tax	.00			
		Total Taxes Debited Account Number 9420038751		41,162.24		Total Liability
		Total Amount Debited From Your Account			41,162.24	41,162.24
	Bank Debits and Other Liability	Checks		84,274.60		
		Direct Deposit		.00		125,436.84
		Adjustments/Prepay/Voids		1,751.63		125,436.84
						127,188.47
	Taxes - Your Responsibility	State Disability Insurance - EE		7.80		
		Total Taxes Your Responsibility			7.80	127,196.27

Includes Adjustments and Taxes that are your responsibility

Net Pay	Checks	84,274.60	
	Direct Deposits	.00	
	Subtotal Net Pay		84,274.60
	Adjustments	1,751.63	
	Total Net Pay Liability (Net Cash)		86,026.23

Taxes			You are responsible for Depositing these amounts		Amount debited from your account		
	Agency	Rate	EE withheld	ER contrib.	EE withheld	ER contrib.	
Federal	Federal Income Tax				19,045.27		
	Earned Income Credit Advances						
	Social Security				6,382.91	6,382.93	
	Medicare				1,822.72	1,822.70	
	Federal Unemployment Tax					19.61	
	Subtotal Federal				27,250.90	8,225.24	35,476.14
State	CA State Income Tax				79.50		
	CA State Unemployment/Disability Ins-ER	5.4000				27.00	
	CA State Disability Insurance-EE				29.69		
	Subtotal CA				109.19	27.00	136.19
	NJ State Income Tax				2,336.41		
	NJ State Unemployment/Disability Ins-ER	1.7000				104.84	
	NJ State Unemployment Insurance-EE						
	NJ State Disability Insurance-EE				38.79		
	Subtotal NJ				2,375.20	104.84	2,480.04
	NY State Income Tax				1,700.87		
	NY State Unemployment/Disability Ins-ER	4.5000					
	NY State Disability Insurance-EE		7.80				
	Subtotal NY		7.80		1,700.87		1,708.67
	PA State Income Tax				525.14		
	PA State Unemployment/Disability Ins-ER						
	PA State Unemployment Insurance-EE						
	Subtotal PA				525.14		525.14
Local	1474 Solebury T				35.54		
	0022 New York Cit				748.24		
	010N Northampton				60.08		
	Subtotal Local				843.86		843.86
	Total Taxes		7.80	.00	32,805.18	8,357.08	41,170.04

Amount ADP Debited From Account 9420038751 Tran/ABA 021200339 41,162.24 Excludes Taxes That Are Your Responsibility

DEPARTMENT	HOURS Reg	HOURS O/T	HOURS Hours 3 & 4	EARNINGS Reg	EARNINGS O/T	EARNINGS Earn 3 & 4	EARNINGS Earn 5	GROSS	STATUTORY DEDUCTIONS Federal	STATUTORY DEDUCTIONS State/Local	VOL DEDS.	NET PAY
010 CORPCRATE ADMIN				15,625.00				15,625.00 12.18% of CO	2,924.55 FIT SS 225.17 MED	883.92 STATE 1.30 SUI/DI 343.00 LOCAL	596.84	10,651.22 PAYS 2
020 APPLICATION DEVELOPMENT				35,658.24				35,658.24 27.80% of CO	5,241.80 FIT 2,123.95 SS 505.77 MED	1,146.70 STATE SUI/DI 35.64 LOCAL	3,365.01	23,216.47 PAYS 9
021 RESEARCH				9,128.13				9,128.13 7.12% of CO	1,833.56 FIT 557.60 SS 130.46 MED	311.62 STATE SUI/DI LOCAL	902.46	5,362.21 PAYS 2
030 FINANCE				11,875.01				11,875.01 9.26% of CO	1,143.79 FIT 702.42 SS 164.28 MED	283.56 STATE 20.81 SUI/DI 60.08 LOCAL	1,452.90	8,047.17 PAYS 4
032 MIS				3,125.00				3,125.00 2.44% of CO	307.71 FIT 187.61 SS 43.92 MED	58.32 STATE SUI/DI LOCAL	283.34	2,243.90 PAYS 1
045 LIVE PRODUCTION	42.00			22,417.29		625.00		23,042.29 17.97% of CO	3,449.77 FIT 1,403.44 SS 328.22 MED	774.92 STATE 25.37 SUI/DI 200.61 LOCAL	765.38	16,094.58 PAYS 13
047 CUSTOMER SUPPORT				1,281.52				1,281.52 1.00% of CO	80.62 FIT 74.39 SS 17.40 MED	20.83 STATE SUI/DI LOCAL	86.36	1,001.92 PAYS 1
061 ART				7,841.68				7,841.68 6.11% of CO	882.87 FIT 476.58 SS 111.47 MED	287.41 STATE 4.13 SUI/DI LOCAL	381.80	5,697.42 PAYS 4
075 SALES & MARKETING				19,375.00				19,375.00 15.11% of CO	3,015.49 FIT 776.04 SS 277.21 MED	835.61 STATE 10.98 SUI/DI 204.63 LOCAL	1,557.57	12,997.47 PAYS 5
080 PVI ENTERTAINMENT				1,300.00				1,300.00 1.01% of CO	164.91 FIT 80.48 SS 18.82 MED	38.23 STATE 11.69 SUI/DI LOCAL	2.00	985.87 PAYS 1
* * GRAND TOTAL * *	42.00			127,626.87		625.00		128,251.87	19,045.27 FIT 6,382.91 SS 1,822.72 MED	4,643.92 STATE 74.28 SUI/DI 843.86 LOCAL	9,412.66	88,026.23 NET CASH 84,274.60 PAYS 42

DEPARTMENT	HOURS Reg	O/T	Hours 3 & 4	EARNINGS Reg	O/T	Earn 3 & 4	Earn 5	GROSS	STATUTORY DEDUCTIONS Federal	State/Local	VOL DEDS.	NET PAY
** GRAND TOTAL **												

Earnings 3,4,5 Analysis:

B BONUS	625.00	
	Total	625.00

PAYS
42
NET CASH
84,274.60

State Analysis:	STATE TAX	STATE WAGES	FIT BY STATE
CA	79.50	3,298.00	356.05
NJ	2,338.41	73,105.76	11,652.72
NY	1,700.87	27,409.51	4,917.16
PA	525.14	17,583.10	2,119.34
Total	4,643.92	121,496.47	19,045.27

SUI/SDI Analysis	
CA	29.69
NJ	36.79
NY	7.80
Total	74.28

Local Analysis:	LOCAL TAX	LOCAL WAGES	EE COUNT
0022 NEW YORK CIT	748.24	19,316.03	4
010N NORTHAMPTON	60.08	4,008.33	1
1474 SOLEBURY T	35.54	3,554.16	1
Total	843.86	26,878.52	6

Deduction Analysis	
B VPDI	20.20
D DEPFSA	83.33
E CHILD	1.40
J DEP	17.20
K 401K	6,589.65
L OPTLIF	78.33
M MEDFSA	355.47
O 401KLN	157.56
20 MED EE	209.65
21 MED SP	251.56
22 MED CH	262.05
23 MEDFAM	1,278.76
24 DNT EE	15.00
25 DEN SP	15.00
26 DEN CH	9.00
27 DENFAM	67.50
Total	9,412.68

Federal Taxable Analysis and Employer Unemployment Liability

Employer Unemployment Liability	TAXABLE	PCT	TAX
FUTA	2,451.35	.80	19.61
Social Security-EE	102,950.50	6.20	6,382.91
Social Security-ER	102,950.50	6.20	6,382.93
Medicare-EE	125,703.55	1.45	1,822.72
Medicare-ER	125,703.55	1.45	1,822.70

State Taxable Analysis and Employer Unemployment Liability

Employer Unemployment Liability	TAXABLE	PCT	TAX
CA SDI	3,298.00		
CA SUI	500.00	5.4000	27.00
NJ SDI	2,114.80		
NJ SUI	6,166.81	1.7000	104.84
NY SDI	28,791.56		

Cafeteria 125 Deduction Analysis

D- DOC	83.33
M- MFS	355.47
20- MED	209.65
21- MED	251.56
22- MED	262.05
23- MED	1,278.76
24- DNT	15.00
25- DNT	15.00
26- DNT	9.00
27- DNT	67.50
Total	2,548.32

Federal Deposit Liability

Federal Deposit Liability		TOTAL LIABILITY
Federal Tax		19,045.27
Earned Income Credit Advances		
Social Security		
EE Amount Withheld	6,382.91	
ER Taxable X 6.20%	6,382.93	
Total Social Security		12,765.84
Medicare		
EE Amount Withheld	1,822.72	
ER Taxable X 1.45%	1,822.70	
Total Medicare		3,645.42
Total		35,456.53

ALL CROSSFOOTS OK

ITEM/DESCRIPTION					JURISDICTION	TAXABLE		LIABILITY	FEDERAL INCOME TAX BY STATE
NET CASH (NET MINUS VOIDS PLUS DEPOSITS)								84,274.60	
FEDERAL PAYROLL TAX									
FEDERAL INCOME TAX				19,045.27					
EARNED INCOME CREDIT ADVANCES				.00					
SOCIAL SECURITY EMPLOYEE AMT WITHHELD				6,382.91					
SOC SEC ER TXBL	102,950.50	X	6.20	6,382.93					
MEDICARE EMPLOYEE AMT WITHHELD				1,822.72					
MEDICARE ER TXBL	125,703.65	X	1.45	1,822.70					
FEDERAL DEPOSIT LIABILITY				35,456.53				35,456.53	
FUTA						2,451.35 X	.80	19.61	
SUI/SDI TAX WITHHELD					CALIFORNIA			29.69	
					NEW JERSEY			36.79	
					NEW YORK			7.80	
STATE INCOME TAX WITHHELD					CALIFORNIA	3,298.00		79.50	356.05
					NEW JERSEY	73,105.76		2,338.41	11,652.72
					NEW YORK	27,409.61		1,700.87	4,917.16
					PENNSYLVANIA	17,683.10		525.14	2,119.34
LOCAL INCOME TAX WITHHELD					0022 NEW YORK CIT	19,316.03		746.24	
					010N NORTHAMPTON	4,008.33		60.08	
					1474 SOLEBURY T	3,554.16		35.54	
EMPLOYER SUI/SDI					CALIFORNIA	500.00 X	5.4000%	27.00	
					NEW JERSEY	6,166.81 X	1.7000%	104.84	
COMPANY RECAP								125,444.64	19,045.27

PERSONNEL	HOURS (Reg / O/T / Hours 3&4)	EARNINGS (Reg / O/T / Earnings 3&4 / Earnings 5)	GROSS	STATUTORY DEDUCTIONS Federal	State/Local	VOLUNTARY DEDUCTIONS	NET PAY
BAIL,CLIFFORD A. File: 001318 Dept: 010 Rate: 7291.67		7,291.67	7,291.67	1,399.86 FIT 105.73 MED	315.43 NJ		Check# 9147 5,470.65
GREEN,JAMES A. N. File: 001312 Dept: 010 Rate: 8333.33		8,333.33	8,333.33	1,524.89 FIT 119.44 MED	568.49 NY 1.30 NY SUI/DI 343.00 0022	500.00 K 401K 91.34 23 MEDFAM 4.50 27 DENFAM	Check# 9148 5,180.57
DEPT TOTAL 010	.00 REG .00 O/T .00 HOURS 3 .00 HOURS 4	15,625.00 REG .00 EARNINGS 3 .00 EARNINGS 5 .00 O/T .00 EARNINGS 4 15,625.00 GROSS		2,924.55 FIT .00 SS 225.17 MED 883.92 STATE 1.30 SUI/DI 343.00 LOCAL		595.84 TOTAL DEDUCTIONS	2 Pays 10,651.22

STATUTORY DED. ANALYSIS: 315.43 56 NJ; 568.49 01 NY; 1.30 01 NY SUI/DI; 343.00 0022 NEW YORK CIT

VOLUNTARY DED. ANALYSIS: 500.00 K 401K; 91.34 23 MEDFAM; 4.50 27 DENFAM

PERSONNEL	HOURS	EARNINGS Reg	GROSS	Federal	State/Local	VOLUNTARY DEDUCTIONS	NET PAY
AKIN,ILKE File: 001084 Dept: 020 Rate: 3000.00		3,000.00	3,000.00	313.96 FIT 180.06 SS 42.11 MED	81.32 PA	150.00 K 401K 91.34 23 MEDFAM 4.50 27 DENFAM	Check# 9149 2,136.71
ASTLE,BRIAN File: 001057 Dept: 020 Rate: 4891.25		4,891.25	4,891.25	533.24 FIT 297.31 SS 69.53 MED	126.20 NJ	489.13 K 401K 91.34 23 MEDFAM 4.50 27 DENFAM	Check# 9150 3,280.00
DESHPANDE,NIKHIL File: 001286 Dept: 020 Rate: 3000.00		3,000.00	3,000.00	480.34 FIT 184.02 SS 43.04 MED	100.23 NJ	150.00 K 401K 29.95 20 MED EE 2.00 24 DNT EE	Check# 9151 2,010.42
DREWS,MIKE File: 001066 Dept: 020 Rate: 2935.15		2,935.15	2,935.15	514.03 FIT 177.89 SS 41.60 MED	96.19 NJ	234.81 K 401K 92.89 21 MED SP 3.00 25 DEN SP	Check# 9152 1,804.75
DWYER,GENE File: 001200 Dept: 020 Rate: 6000.00		6,000.00	6,000.00	1,226.34 FIT 331.39 SS 88.54 MED	279.56 NJ	583.33 K 401K 29.95 20 MED EE 2.00 24 DNT EE	Check# 9153 3,460.86

PERSONNEL	HOURS (Reg / O/T / Hours 3&4)	EARNINGS (Reg / O/T / Earnings 3&4 / Earnings 5)	GROSS	STATUTORY DEDUCTIONS (Federal / State/Local)	VOLUNTARY DEDUCTIONS	NET PAY
FEDELE,NICOLA J. File: 001245 Dept: 020 Rate: 4025.00		4,025.00	4,025.00	1,114.45 FIT 168.40 NJ 242.31 SS 56.67 MED	500.00 K 401K 20.83 M MEDFSA 91.34 23 MEDFAM 4.50 27 DENFAM	Check# 9154 1,826.47
HOUSE,GREGORY File: 001088 Dept: 020 Rate: 3675.00		3,675.00	3,675.00	259.57 FIT 99.52 PA 220.36 SS 35.54 1474 51.54 MED	25.00 M MEDFSA 91.34 23 MEDFAM 4.50 27 DENFAM	Check# 9155 2,887.63
KATZ,SHEL File: 001054 Dept: 020 Rate: 3756.83		3,756.83	3,756.83	274.98 FIT 63.51 NJ 225.69 SS 52.79 MED	500.00 K 401K 20.83 M MEDFSA 91.34 23 MEDFAM 4.50 27 DENFAM	Check# 9156 2,523.19
VON KAENEL,PETER File: 001063 Dept: 020 Rate: 4375.00		4,375.00	4,375.00	524.89 FIT 134.71 NJ 264.92 SS 61.95 MED	8.25 M MEDFSA 91.34 23 MEDFAM 4.50 27 DENFAM	Check# 9157 3,286.44
DEPT TOTAL 020	.00 REG .00 O/T .00 HOURS 3 .00 HOURS 4	35,658.24 REG .00 O/T .00 EARNINGS 3 .00 EARNINGS 4 .00 EARNINGS 5 35,658.24 GROSS		5,241.80 FIT 2,123.95 SS 505.77 MED 1,149.70 STATE 35.54 LOCAL	3,385.01 TOTAL DEDUCTIONS	9 Pays 23,216.47
STATUTORY DED. ANALYSIS:	968.86 56 NJ 180.84 59 PA 35.54 1474 SOLEBURY T					
VOLUNTARY DED. ANALYSIS:	2,507.27 K 401K 72.91 M MEDFSA 59.90 20 MED EE 62.89 21 MED SP 548.04 23 MEDFAM 4.00 24 DNT EE 3.00 25 DEN SP 27.00 27 DENFAM					
GONG,XIMIN File: 001264 Dept: 021 Rate: 3128.13		3,128.13	3,128.13	479.87 FIT 100.86 NJ 185.99 SS 43.50 MED	312.81 K 401K 32.50 M MEDFSA 91.34 23 MEDFAM 4.50 27 DENFAM	Check# 9158 1,876.96
KENNEDY,HOWARD J File: 001068 Dept: 021 Rate: 6000.00		6,000.00	6,000.00	1,353.69 FIT 210.96 NJ 371.81 SS 86.96 MED	458.33 K 401K 3.00 25 DEN SP	Check# 9159 3,515.25
DEPT TOTAL 021	.00 REG .00 O/T .00 HOURS 3 .00 HOURS 4	9,128.13 REG .00 O/T .00 EARNINGS 3 .00 EARNINGS 4 .00 EARNINGS 5 9,128.13 GROSS		1,833.56 FIT 557.80 SS 130.46 MED 311.62 STATE	902.48 TOTAL DEDUCTIONS	2 Pays 5,392.21
STATUTORY DED. ANALYSIS:	311.62 56 NJ					
VOLUNTARY DED. ANALYSIS:	771.14 K 401K 32.50 M MEDFSA 91.34 23 MEDFAM 3.00 25 DEN SP 4.50 27 DENFAM					

PERSONNEL	HOURS (Reg / O/T / Hours 3&4)	EARNINGS (Reg / O/T / Earnings 3&4 / Earnings 5)	GROSS	STATUTORY DEDUCTIONS Federal	STATUTORY DEDUCTIONS State/Local	VOLUNTARY DEDUCTIONS	NET PAY
BENDIG,CAROL File: 001246 Dept: 030 Rate: 4166.67		4,166.67	4,166.67	574.38 FIT 243.35 SS 56.91 MED	142.23 PA 60.08 010N	83.33 D DEPFSA 28.88 L OPTLIF 91.34 23 MEDFAM 500.00 K 401K 62.50 M MEDFSA 4.50 27 DENFAM	Check# 9160 2,324.17
FOSTER,LINDA File: 001322 Dept: 030 Rate: 1458.34		1,458.34	1,458.34	114.44 FIT 80.28 SS 18.78 MED	25.00 NJ 13.49 NJ SUI/DI	.70 E CHILD 7.65 L OPTLIF 91.34 23 MEDFAM 8.60 J DEP 72.11 M MEDFSA	Check# 9161 1,025.95
SOLTANI,GRETA File: 001320 Dept: 030 Rate: 2083.33		2,083.33	2,083.33	167.89 FIT 126.40 SS 29.56 MED	35.00 NJ 7.32 NJ SUI/DI	8.57 B VPDI 8.60 J DEP 44.61 M MEDFSA .70 E CHILD 15.30 L OPTLIF	Check# 9162 1,639.38
STRYKER,DANIEL W. File: 001300 Dept: 030 Rate: 4166.67		4,166.67	4,166.67	287.08 FIT 252.39 SS 59.08 MED	61.33 NJ	333.33 K 401K 4.50 27 DENFAM 91.34 23 MEDFAM	Check# 9163 3,057.67
DEPT TOTAL 030	.00 REG .00 O/T .00 HOURS 3 .00 HOURS 4	11,875.01 REG .00 EARNINGS 3 .00 EARNINGS 5 .00 O/T .00 EARNINGS 4 11,875.01 GROSS		1,143.79 FIT 702.42 SS 164.28 MED 283.56 STATE 20.81 SUI/DI 60.08 LOCAL		1,452.90 TOTAL DEDUCTIONS	4 Pays 8,047.17
STATUTORY DED. ANALYSIS:	141.33 56 NJ 29.81 56 NJ SUI/DI 60.08 010N NORTHAMPTON	142.23 59 PA					
VOLUNTARY DED. ANALYSIS:	8.57 B VPDI 833.33 K 401K 9.00 27 DENFAM	83.33 D DEPFSA 46.83 L OPTLIF			1.40 E CHILD 179.22 M MEDFSA	17.20 J DEP 274.02 23 MEDFAM	
THAUT,KEVIN File: 001203 Dept: 032 Rate: 3125.00		3,125.00	3,125.00	307.71 FIT 187.81 SS 43.92 MED	58.32 NJ	187.50 K 401K 4.50 27 DENFAM 91.34 23 MEDFAM	Check# 9164 2,243.90
DEPT TOTAL 032	.00 REG .00 O/T .00 HOURS 3 .00 HOURS 4	3,125.00 REG .00 EARNINGS 3 .00 EARNINGS 5 .00 O/T .00 EARNINGS 4 3,125.00 GROSS		307.71 FIT 187.81 SS 43.92 MED 58.32 STATE		283.34 TOTAL DEDUCTIONS	1 Pays 2,243.90
STATUTORY DED. ANALYSIS:	58.32 56 NJ						
VOLUNTARY DED. ANALYSIS:	187.50 K 401K	91.34 23 MEDFAM			4.50 27 DENFAM		

PERSONNEL	HOURS Reg	HOURS O/T	HOURS Hours 3&4	EARNINGS Reg	EARNINGS O/T	EARNINGS Earnings 3&4	EARNINGS Earnings 5	GROSS	STATUTORY DEDUCTIONS Federal	STATUTORY DEDUCTIONS State/Local	VOLUNTARY DEDUCTIONS		NET PAY
APPLEBY,JAMES W File: 001061 Dept: 045 Rate: 2916.67				2,916.67 ✓				2,916.67	310.83 FIT 172.31 SS 40.30 MED	77.82 PA	175.00 K 401K 41.57 M MEDFSA 4.50 27 DENFAM	9.55 L OPTLIF 91.34 23 MEDFAM	Check# 9165 ☐ 1,993.35
BENNETT,TIMOTHY File: C01095 Dept: 045 Rate: 3750.00				3,750.00 ✓				3,750.00	573.70 FIT 228.97 SS 53.55 MED	101.67 NJ	14.30 L OPTLIF 52.41 22 MED CH	102.38 C 401KLN 4.50 25 DEN CH	Check# 9166 ☐ 2,618.52
BRESS,ALAN File: C01090 Dept: 045 Rate: 2083.33				2,083.33 ✓				2,083.33	353.26 FIT 127.18 SS 29.74 MED	57.44 PA	29.95 20 MED EE	2.00 24 DNT EE	Check# 9167 ☐ 1,483.76
DEVARONA,QUIN T File: 001277 Dept: 045 Rate: 30.0000				1,320.00	Tax Exp.			1,320.00	147.38 FIT 81.84 SS 19.14 MED	36.21 CA 11.88 CA SUI/DI			Adjustment ☐ Void PP 00001209 1,023.55
DICICCO,DARRELL File: C01058 Dept: 045 Rate: 2395.83				2,395.83 ✓				2,395.83	271.05 FIT 145.01 SS 33.91 MED	45.94 NJ	52.41 22 MED CH	4.50 27 DENFAM	Check# 9168 ☐ 1,843.01
GAYDOS,DANIELLE M File: 001327 Dept: 045 Rate: 100.3000				500.00 ✓	Tax Exp.			500.00	43.76 FIT 31.00 SS 7.25 MED	5.06 CA 4.50 CA SUI/DI			Check# 9169 ☐ 408.43
HANSON,KEVIN E. File: 001271 Dept: 045 Rate: 36.2500				180.00 ✓	Misc. Mil Truck			180.00	.00 FIT 11.16 SS 2.61 MED	1.62 CA SUI/DI			Check# 9170 ☐ 164.61
SCHUESSLER, MATTHEW J File: 001326 Dept: 045 Rate: 15.6300	19.00 ✓			296.97 ✓	Training			296.97	18.68 FIT 18.41 SS 4.31 MED	.25 NY 2.74 NJ SUI/DI			Check# 9171 ☐ 252.60
SILLS,RANDY File: 001064 Dept: 045 Rate: 2083.33				2,083.33 ✓				2,083.33	282.43 FIT 125.64 SS 29.38 MED	56.74 PA	2.87 L OPTLIF 52.41 22 MED CH	55.20 C 401KLN 4.50 25 DEN CH	Check# 9172 ☐ 1,474.15

PERSONNEL	HOURS (Reg / O/T / Hours 3&4)	EARNINGS (Reg / O/T / Earnings 3&4 / Earnings 5)	GROSS	STATUTORY DEDUCTIONS Federal	STATUTORY DEDUCTIONS State/Local	VOLUNTARY DEDUCTIONS	NET PAY
SUTYINSZKY,JANOS File: 001237 Dept: 045 Rate: 50.0000		1,740.00	1,740.00	243.12 FIT 107.88 SS 25.23 MED	35.06 NJ		Check# 9173 1,328.71
ULLESTAD,MATTHEW D File: 001325 Dept: 045 Rate: 15.6300	23.00	359.49	359.49	24.91 FIT 22.29 SS 5.21 MED	10.07 PA 3.33 NJ SUI/DI		Check# 9174 293.68
WHITE,LIONEL File: 001316 Dept: 045 Rate: 4791.67		4,791.67	4,791.67	1,005.67 FIT 293.00 SS 68.52 MED	289.66 NY 1.30 NY SUI/DI 168.11 0022	62.69 21 MED SP 3.00 25 DEN SP	Check# 9175 2,899.52
Dept: 045 Rate: 4791.67		625.00 B	625.00	175.00 FIT 38.75 SS 9.06 MED	59.00 NY 32.50 0022		Check# 9176 Pay 2 310.69
DEPT TOTAL 045	42.00 REG .00 O/T .00 HOURS 3 .00 HOURS 4	22,417.29 REG 625.00 EARNINGS 3 .00 EARNINGS 5 .00 O/T .00 EARNINGS 4 23,042.29 GROSS		3,449.77 FIT 1,403.44 SS 328.22 MED 774.92 STATE 25.37 SUI/DI 200.61 LOCAL		765.38 TOTAL DEDUCTIONS	12 Pays 16,094.58

EARNINGS ANALYSIS: 625.00 B BONUS

STATUTORY DED. ANALYSIS: 41.27 25 CA; 18.00 25 CA SUI/DI; 200.61 0022 NEW YORK CIT; 182.67 56 NJ; 6.07 58 NJ SUI/DI; 348.91 01 NY; 1.30 01 NY SUI/DI; 202.07 59 PA

VOLUNTARY DED. ANALYSIS: 175.00 K 401K; 29.95 20 MED EE; 2.00 24 DNT EE; 26.72 L OPTLIF; 62.69 21 MED SP; 3.00 25 DEN SP; 41.67 M MEDFSA; 157.23 22 MED CH; 9.00 26 DEN CH; 157.58 O 401KLN; 91.34 23 MEDFAM; 9.00 27 DENFAM

PERSONNEL	HOURS	EARNINGS	GROSS	Federal	State/Local	VOLUNTARY DEDUCTIONS	NET PAY
OSBORNE,ROSE File: 001062 Dept: 047 Rate: 3527.33		1,281.52	1,281.52	80.82 FIT 74.39 SS 17.40 MED	20.63 NJ	4.78 L OPTLIF 52.41 22 MED CH 29.17 M MEDFSA	Check# 9177 1,001.92
DEPT TOTAL 047	.00 REG .00 O/T .00 HOURS 3 .00 HOURS 4	1,281.52 REG .00 EARNINGS 3 .00 EARNINGS 5 .00 O/T .00 EARNINGS 4 1,281.52 GROSS		80.82 FIT 74.39 SS 17.40 MED 20.63 STATE		86.36 TOTAL DEDUCTIONS	1 Pays 1,001.92

STATUTORY DED. ANALYSIS: 20.63 56 NJ

VOLUNTARY DED. ANALYSIS: 4.78 L OPTLIF; 29.17 M MEDFSA; 52.41 22 MED CH

PERSONNEL	HOURS Reg / O/T / Hours 3&4	EARNINGS Reg	O/T / Earnings 3&4 / Earnings 5	GROSS	STATUTORY DEDUCTIONS Federal	State/Local	VOLUNTARY DEDUCTIONS		NET PAY
CHENILLO,SAMUEL File: 001309 Dept: 061 Rate: 4000.00		4,000.00		4,000.00	569.37 FIT 243.91 SS 57.05 MED	225.90 NY 1.30 NY SUI/DI	62.89 21 MED SP	3.00 25 DEN SP	Check# 9178 ☐ 2,836.58
HADERER,SUSAN J File: 001294 Dept: 061 Rate: 833.34		833.34		833.34	16.93 FIT 37.28 SS 8.72 MED	7.30 NJ 2.68 NJ SUI/DI	3.17 B VPDI 29.95 20 MED EE	63.33 K 401K 2.00 24 DNT EE	Check# 9179 ☐ 461.97
WHEELER,THOMAS H File: C01234 Dept: 061 Rate: 2291.67		916.67		916.67	58.33 FIT 56.83 SS 13.29 MED	14.17 NJ .13 NJ SUI/DI	45.84 K 401K		Adjustment ☐ Void PP 00001228 728.08
Dept: 061 Rate: 2291.67		2,291.67		2,291.67	238.24 FIT 138.56 SS 32.41 MED	40.04 NJ .01 NJ SUI/DI	.13 B VPDI 52.41 22 MED CH	114.58 K 401K 4.50 27 DENFAM	Check# 9180 ☐ Pay 2 1,670.79
DEPT TOTAL 061	.00 REG .00 O/T .00 HOURS 3 .00 HOURS 4	7,841.68 REG .00 EARNINGS 3 .00 EARNINGS 5	.00 O/T .00 EARNINGS 4 7,841.68 GROSS		882.87 FIT 476.58 SS 111.47 MED 297.41 STATE 4.13 SUI/DI		381.80 TOTAL DEDUCTIONS		3 Pays ☐ 5,697.42

STATUTORY DED. ANALYSIS: 81.51 58 NJ; 2.83 56 NJ SUI/DI; 225.90 01 NY; 1.30 01 NY SUI/DI

VOLUNTARY DED. ANALYSIS: 3.30 B VPDI; 52.41 22 MED CH; 223.75 K 401K; 2.00 24 DNT EE; 29.95 20 MED EE; 3.00 25 DEN SP; 52.89 21 MED SP; 4.50 27 DENFAM

PERSONNEL	HOURS	EARNINGS Reg	O/T / Earnings 3&4 / Earnings 5	GROSS	Federal	State/Local	VOLUNTARY DEDUCTIONS		NET PAY
COGLAND,GARY File: 001291 Dept: 075 Rate: 4166.67		4,166.67		4,166.67	422.29 FIT 252.39 SS 59.03 MED	209.56 NY 1.30 NY SUI/DI	208.33 K 401K 4.50 27 DENFAM	91.34 23 MEDFAM	Check# 9181 ☐ 2,917.91
MCCLEERY,SAM File: 001051 Dept: 075 Rate: 6666.67		6,666.67		6,666.67	1,174.92 FIT 95.71 MED	246.54 NJ	500.00 K 401K 3.00 25 DEN SP	62.89 21 MED SP	Check# 9182 ☐ 4,583.61
REYNOLDS,ANN File: 001093 Dept: 075 Rate: 2916.66		2,916.66		2,916.66	383.47 FIT 178.85 SS 41.82 MED	118.34 NY 1.30 NY SUI/DI 70.04 0022	583.33 K 401K 2.00 24 DNT EE	29.95 20 MED EE	Check# 9183 ☐ 1,507.56

PERSONNEL	HOURS Reg / O/T / Hours 3&4	EARNINGS Reg / O/T / Earnings 3&4 / Earnings 5	GROSS	STATUTORY DEDUCTIONS Federal / State/Local	VOLUNTARY DEDUCTIONS	NET PAY
SAMUELS, LAWRENCE H File: 001296 Dept: 075 Rate: 3958.33		3,958.33	3,958.33	818.01 FIT 243.44 SS 56.94 MED 229.55 NY 1.30 NY SUI/DI 134.59 0022	29.96 20 MED EE 2.00 24 DNT EE	Check# 9184 2,442.45
SCIARROTTA, MICHAEL N File: 001299 Dept: 075 Rate: 1666.67		1,666.67	1,666.67	216.80 FIT 101.36 SS 23.71 MED 31.50 NJ 7.08 NJ SUI/DI	8.33 B VPDI 2.00 24 DNT EE 29.96 20 MED EE	Check# 9185 1,245.94
DEPT TOTAL 075	.00 REG .00 O/T .00 HOURS 3 .00 HOURS 4	19,375.00 REG .00 EARNINGS 3 .00 EARNINGS 5 .00 O/T .00 EARNINGS 4 19,375.00 GROSS		3,015.48 FIT 776.04 SS 277.21 MED 835.61 STATE 10.98 SUI/DI 204.63 LOCAL	1,557.57 TOTAL DEDUCTIONS	5 Pays 12,697.47

STATUTORY DED. ANALYSIS: 278.04 56 NJ; 7.08 56 NJ SUI/DI; 204.63 0022 NEW YORK CIT; 557.57 01 NY; 3.90 01 NY SUI/DI

VOLUNTARY DED. ANALYSIS: 8.33 B VPDI; 91.34 28 MEDFAM; 1,291.56 K 401K; 6.00 24 DNT EE; 89.85 20 MED EE; 3.00 25 DEN SP; 62.89 21 MED SP; 4.50 27 DENFAM

PERSONNEL	HOURS	EARNINGS	GROSS	STATUTORY DEDUCTIONS	VOLUNTARY DEDUCTIONS	NET PAY
HAINES, LAURIE File: 001317 Dept: 080 Rate: 1300.00		1,300.00	1,300.00	164.91 FIT 80.48 SS 18.82 MED 38.23 CA 11.69 CA SUI/DI	2.00 24 DNT EE	Check# 9186 983.87
DEPT TOTAL 080	.00 REG .00 O/T .00 HOURS 3 .00 HOURS 4	1,300.00 REG .00 EARNINGS 3 .00 EARNINGS 5 .00 O/T .00 EARNINGS 4 1,300.00 GROSS		164.91 FIT 80.48 SS 18.82 MED 38.23 STATE 11.69 SUI/DI	2.00 TOTAL DEDUCTIONS	1 Pays 983.87

STATUTORY DED. ANALYSIS: 38.23 25 CA; 11.69 25 CA SUI/DI

VOLUNTARY DED. ANALYSIS: 2.00 24 DNT EE

COMPANY TOTAL COMPANY CODE	HOURS	EARNINGS		STATUTORY DEDUCTIONS	VOLUNTARY DEDUCTIONS	NET PAY
5DY	42.00 REG .00 O/T .00 HOURS 3 .00 HOURS 4	127,626.87 REG 625.00 EARNINGS 3 .00 EARNINGS 5	.00 O/T .00 EARNINGS 4 128,251.87 GROSS	19,045.27 FIT 6,382.91 SS 1,822.72 MED 4,643.92 STATE 74.28 SUI/DI 843.86 LOCAL	9,412.68 TOTAL DEDUCTIONS	40 Pays 86,026.23

EARNINGS ANALYSIS:	525.00 B BONUS			
STATUTORY DED. ANALYSIS:	79.50 25 CA	2,338.41 56 NJ	1,700.87 01 NY	525.14 59 PA
	29.69 25 CA SUI/DI	36.79 56 NJ SUI/DI	7.80 01 NY SUI/DI	
	748.24 0022 NEW YORK CIT	60.08 010N NORTHAMPTON	35.54 1474 SOLEBURY T	
VOLUNTARY DED. ANALYSIS:	20.20 B VPDI	83.33 D DEPFSA	1.40 E CHILD	17.20 J DEP
	6,589.65 K 401K	78.33 L OPTLIF	355.47 M MEDFSA	157.58 O 401KLN
	209.66 20 MED EE	251.58 21 MED SP	262.05 22 MED CH	1,278.76 23 MEDFAM
	16.00 24 DNT EE	15.00 25 DEN SP	9.00 26 DEN CH	67.50 27 DENFAM

NET PAYROLL:	86,026.23	CHECKS:	40	FLAGGED:	1	STARTING CHECK NUMBER:	9147
TOTAL DEPOSITS:	.00	VOUCHERS:		NET CASH PAYS 1,000.00 OR MORE	33	ENDING CHECK NUMBER:	9186
NET VOIDS:	1,751.63	ADJUSTMENTS:	2				
NET CASH:	84,274.60						

Liability Recap	Taxes Debited	Federal Income Tax	355.29			
		Earned Income Credit Advances	.00			
		Social Security - EE	208.63			
		Social Security - ER	208.63			
		Social Security Adj - EE	.00			
		Medicare - EE	48.79			
		Medicare - ER	48.79			
		Medicare Adj - EE	.00			
		Federal Unemployment Tax	.00			
		State Income Tax	57.69			
		State Unemployment Insurance - EE	.00			
		State Unemployment/Disability Ins - ER	14.45			
		State Unemployment Insurance Adj - EE	.00			
		State Disability Insurance - EE	5.40			
		State Disability Insurance Adj - EE	1.79-			
		Workers' Benefit Fund Assessment - EE	.00			
		Workers' Benefit Fund Assessment - ER	.00			
		Local Income Tax	4.61			
		School District Tax	.00			
		Total Taxes Debited Account Number 9420038751		951.69		Total Liability
		Total Amount Debited From Your Account			951.69	951.69
	Bank Debits and Other Liability	Checks		.00		951.69
		Direct Deposit		.00		951.69
		Adjustments/Prepay/Voids		2,685.19		3,636.88
	Taxes - Your Responsibility	None This Payroll				
						3,636.88

Includes Adjustments that are your responsibility

			You are responsible for Depositing these amounts		Amount debited from your account		
Net Pay	Checks					.00	
	Direct Deposits					.00	
	Subtotal Net Pay						.00
	Adjustments					2,685.19	
	Total Net Pay Liability (Net Cash)						2,685.19
Taxes							
Federal	Agency	Rate	EE withheld	ER contrib.	EE withheld	ER contrib.	
	Federal Income Tax				356.29		
	Earned Income Credit Advances						
	Social Security				208.63	208.63	
	Medicare				48.79	48.79	
	Federal Unemployment Tax						
	Subtotal Federal				613.71	257.42	871.13
State	NJ State Income Tax				44.23		
	NJ State Unemployment/Disability Ins-ER	1.7000				14.45	
	NJ State Unemployment Insurance-EE						
	NJ State Disability Insurance-EE				3.61		
	Subtotal NJ				47.84	14.45	62.29
	PA State Income Tax				13.46		
	PA State Unemployment/Disability Ins-ER						
	PA State Unemployment Insurance-EE						
	Subtotal PA				13.46		13.46
Local	010N Northampton				4.61		
	Subtotal Local				4.61		4.61
	Total Taxes		.00	.00	679.82	271.87	951.69

Amount ADP Debited From Account 9420038751 Tran/ABA 021200339 951.69 Excludes Taxes That Are Your Responsibility

DEPARTMENT	HOURS Reg	HOURS O/T	HOURS Hours 3 & 4	EARNINGS Reg	EARNINGS O/T	EARNINGS Earn 3 & 4	EARNINGS Earn 5	GROSS	STATUTORY DEDUCTIONS Federal	STATUTORY DEDUCTIONS State/Local	VOL DEDS.	NET PAY
020 APPLICATION DEVELOPMENT									FIT SS MED	STATE SUI/DI LOCAL		PAYS 1
030 FINANCE				480.77				480.77 14.29% of CO	85.39 FIT 29.81 SS 6.97 MED	13.46 STATE SUI/DI 4.81 LOCAL		340.33 PAYS 1
061 ART				422.24		2,462.00		2,884.24 85.71% of CO	270.90 FIT 178.82 SS 41.82 MED	44.23 STATE 3.61 SUI/DI LOCAL		2,344.86 PAYS 3
** GRAND TOTAL **				903.01		2,462.00		3,365.01	356.29 FIT 208.63 SS 48.79 MED	57.69 STATE 3.61 SUI/DI 4.81 LOCAL		2,685.19 NET CASH PAYS 5

** GRAND TOTAL **

PAYS 5

NET CASH .00

Earnings 3,4,5 Analysis:

D SEVERE	2,462.00
Total	2,462.00

Deduction Analysis

A MISC	230.36-
2 LOAN 2	230.36
Total	.00

State Analysis:	STATE TAX	STATE WAGES	FIT BY STATE
NJ	44.23	2,884.24	270.90
PA	13.46	480.77	85.39
Total	57.69	3,365.01	356.29

SUI/SDI Analysis	
NJ	3.61
Total	3.61

Local Analysis:	LOCAL TAX	LOCAL WAGES	EE COUNT
010N NORTHAMPTON	4.81	480.77	1
Total	4.81	480.77	1

Federal Taxable Analysis and Employer Unemployment Liability	TAXABLE	PCT	TAX
FUTA		.80	
Social Security-EE	3,365.01	6.20	208.63
Social Security-ER	3,365.01	6.20	208.63
Medicare-EE	3,365.01	1.45	48.79
Medicare-ER	3,365.01	1.45	48.79

State Taxable Analysis and Employer Unemployment Liability	TAXABLE	PCT	TAX
NJ SUI	850.04	1.7000	14.45

Federal Deposit Liability		TOTAL LIABILITY
Federal Tax		356.29
Earned Income Credit Advances		
Social Security		
EE Amount Withheld	208.63	
ER Taxable X 6.20%	208.63	
Total Social Security		417.26
Medicare		
EE Amount Withheld	48.79	
ER Taxable X 1.45%	48.79	
Total Medicare		97.58
Total		871.13

ALL CROSSFOOTS OK

ITEM/DESCRIPTION		JURISDICTION	TAXABLE	LIABILITY	FEDERAL INCOME TAX BY STATE
NET CASH (NET MINUS VOIDS PLUS DEPOSITS)				.00	
FEDERAL PAYROLL TAX					
FEDERAL INCOME TAX	356.29				
EARNED INCOME CREDIT ADVANCES	.00				
SOCIAL SECURITY EMPLOYEE AMT WITHHELD	208.63				
SOC SEC ER TXBL 3,365.01 X 6.20	208.63				
MEDICARE EMPLOYEE AMT WITHHELD	48.79				
MEDICARE ER TXBL 3,365.01 X 1.45	48.79				
FEDERAL DEPOSIT LIABILITY	871.13			871.13	
FUTA			.00 X .80	.00	
SUI/SDI TAX WITHHELD		NEW JERSEY		3.61	
STATE INCOME TAX WITHHELD		NEW JERSEY PENNSYLVANIA	2,884.24 480.77	44.23 13.46	270.90 85.39
LOCAL INCOME TAX WITHHELD		010N NORTHAMPTON	480.77	4.81	
EMPLOYER SUI/SDI		NEW JERSEY	850.04 X 1.7000%	14.45	
COMPANY RECAP				951.69	356.29

SUM

PERSONNEL	HOURS (Reg / O/T / Hours 3&4)	EARNINGS (Reg / O/T / Earnings 3&4 / Earnings 5)	GROSS	STATUTORY DEDUCTIONS (Federal / State/Local)	VOLUNTARY DEDUCTIONS	NET PAY
JEFFERS,JAMES File: C01066 Dept: 020 Rate: 5009.33				.00 FIT	230.36- A MISC 230.36 2 LOAN 2	Adjustment ☐ Void PP 99999999 .00
DEPT TOTAL 020	.00 REG .00 O/T .00 HOURS 3 .00 HOURS 4	.00 REG .00 EARNINGS 3 .00 EARNINGS 5	.00 O/T .00 EARNINGS 4 .00 GROSS	.00 FIT .00 SS .00 MED	.00 TOTAL DEDUCTIONS	0 Pays ☐ .00
VOLUNTARY DED. ANALYSIS:	230.36- A MISC	230.36 2 LOAN 2				
BENDIG,CAROL File: 001246 Dept: 030 Rate: 4166.67		480.77	480.77	85.39 FIT 13.46 PA 29.81 SS 4.81 010N 6.97 MED		Adjustment ☐ Void PP 00001280 340.33
DEPT TOTAL 030	.00 REG .00 O/T .00 HOURS 3 .00 HOURS 4	480.77 REG .00 EARNINGS 3 .00 EARNINGS 5	.00 O/T .00 EARNINGS 4 480.77 GROSS	85.39 FIT 29.81 SS 6.97 MED 13.46 STATE 4.81 LOCAL	.00 TOTAL DEDUCTIONS	0 Pays ☐ 340.33
STATUTORY DED. ANALYSIS:	13.46 59 PA 4.81 010N NORTHAMPTON					
HADERER,SUSAN J File: 001294 Dept: 061 Rate: 633.34		422.24	422.24	30.83 FIT 5.76 NJ 26.18 SS 1.79 NJ 6.12 MED SUI/DI		Adjustment ☐ Void PP 00001276 351.56 ✓
Dept: 061 Rate: 633.34		2,462.00 D	2,462.00	240.07 FIT 38.47 NJ 152.64 SS 3.61 NJ 35.70 MED SUI/DI		Adjustment ☐ Void PP 00001277 1,991.51 ✓
Dept: 061 Rate: 633.34				.00 FIT 1.79-NJ SUI/DI		Adjustment ☐ Void 1.79
DEPT TOTAL 061	.00 REG .00 O/T .00 HOURS 3 .00 HOURS 4	422.24 REG 2,462.00 EARNINGS 3 .00 EARNINGS 5	.00 O/T .00 EARNINGS 4 2,884.24 GROSS	270.90 FIT 178.82 SS 41.82 MED 44.23 STATE 3.61 SUI/DI	.00 TOTAL DEDUCTIONS	0 Pays ☐ 2,344.66
EARNINGS ANALYSIS:	2,462.00 D SEVERE					

PERSONNEL	HOURS			EARNINGS				GROSS	STATUTORY DEDUCTIONS		VOLUNTARY DEDUCTIONS	NET PAY
	Reg	O/T	Hours 3&4	Reg	O/T	Earnings 3&4	Earnings 5		Federal	State/Local		
STATUTORY DED. ANALYSIS:			44.23	55 NJ								
			3.61	56 NJ	SUI/DI							

REG

COMPANY TOTAL / COMPANY CODE	HOURS	EARNINGS		STATUTORY DEDUCTIONS	VOLUNTARY DEDUCTIONS	NET PAY
5DY	.00 REG .00 O/T .00 HOURS 3 .00 HOURS 4	903.01 REG 2,462.00 EARNINGS 3 .00 EARNINGS 5	.00 O/T .00 EARNINGS 4 3,365.01 GROSS	356.29 FIT 206.63 SS 48.79 MED 57.69 STATE 3.61 SUI/DI 4.81 LOCAL	.00 TOTAL DEDUCTIONS	0 Pays ☐ 2,685.19

EARNINGS ANALYSIS: 2,462.00 D SEVERE

STATUTORY DED. ANALYSIS: 44.23 56 NJ; 3.61 58 NJ SUI/DI; 4.81 010N NORTHAMPTON; 13.46 59 PA

VOLUNTARY DED. ANALYSIS: 230.36- A MISC; 230.36 2 LOAN 2

NET PAYROLL:	2,685.19	CHECKS:		FLAGGED:	*NONE*	STARTING CHECK NUMBER:	1
TOTAL DEPOSITS:	.00	VOUCHERS:		NET CASH PAYS 1,000.00 OR MORE	*NONE*	ENDING CHECK NUMBER:	
NET VOIDS:	2,685.19	ADJUSTMENTS:	5				
NET CASH:	.00						

REG

Aged Payables Report - Full Detail by Aged Date
by Vendor Name
PVI-Debtors In Possession
Unaudited
Aging Date: 8/31/2003

Doc No.	Apply No.	PO No.	Invoice No.	Date	Type		0 - 30	31 - 60	61 - 90	OVER 90	Comments
Vendor Key: ADPR1		ADP, Inc.			(609) 395-5283						
000456	000456		583046	8/29/2003	INVOICE		164.65				Paid on 9/2/03
					Totals:	164.65	164.65	-	-	-	
			Company Totals			164.65	164.65	-	-	-	

Princeton Video Image
Balance Sheet Reconciliation
A/R - Customers
Unaudited

Pre-Petition Accounts Receivable

Key	Customer	5/23/2003 Balance
BSC1	Big South Conference	9,763.50
NYBC1	New York Broadcast Center	26,000.00
KJVEN	K&J Ventures, LLC	60,000.00
CYB1	Virtual Media	63,000.00
Total Aged Receivable Report		158,763.50
Philadelphia Phillies		50,916.00
Total Accruals		50,916.00
	Total per analysis Per - Petition	209,679.50
	Balance per G/L pre-petition	209,673.50

Post Petition Account Receivable 5/30/03-8/31/03

Key	Customer	8/31/2003 Balance
IMS1	IMS Productions	7,500.00
Total Aged Receivable Report		7,500.00
Philadelphia Phillies		203,664.00
Total Accruals		203,664.00
	Total per analysis Post - Petition	211,164.00
	Balance per G/L post-petition	211,164.00
	Total Company per analysis	420,843.50
	Balance per G/L	420,843.50

Aged Receivables Report - Full Detail
by Customer Name
Pre - Petition Invoices
Aging Date: 8/31/03

Doc No.	Apply No.	Order No.	Date	PO No.	Type			0 - 30	31 - 60	61 - 90	Over 90
Customer: BSC1		Big South Conference									
98727	98727		3/31/2003		[illegible]						9,763.50
					Total	9,763.50		-	-	-	9,763.50
Customer: KJVEN		K&J Ventures, LLC									
98733	98733		6/21/2003		Invoice					60,000.00	
					Total	60,000.00		-		60,000.00	-
Customer: NYBC1		New York Broadcast Center									
98717	98717		1/1/2003		Invoice						30,000.00
98718	98717		1/28/2003		Payment						(4,000.00)
					Total	26,000.00		-	-	-	26,000.00
Customer: CYB1		Virtual Media Lab, Inc.									
98603	98603		2/28/2002		Invoice						9,000.00
98604	98604		3/31/2002		Invoice						9,000.00
98609	98609		4/30/2002		Invoice						9,000.00
98629	98629		5/31/2002		Invoice						9,000.00
98640	98640		6/30/2002		Invoice						9,000.00
98649	98649		7/31/2002		Invoice						9,000.00
98660	98660		8/30/2002		Invoice						9,000.00
					Total	63,000.00		-	-	-	63,000.00
		Total Accounts Receivables Pre-Petition				158,763.53	-	-	-	60,000.00	98,763.50

PVI-Debtors in Possession
Aging Date: 8/31/03

Doc No.	Apply No.	Order No.	Date	PO No.	Type			0 - 30	31 - 60	61 - 90	Over 90
Customer: IMS1		IMS Productions									
98740	98740		8/1/2003		Invoice	7,500.00		7,500.00			
					Total	7,500.00	-	7,500.00	-	-	-
		Total Accounts Receivables Post-Petition				7,500.00	-	7,500.00	-	-	-
Company Totals						166,263.50	-	7,500.00	-	60,000.00	98,763.50

Office of the United States Trustee
One Newark Center
Suite 2100
Attn: Joseph C. Kern
Newark, New Jersey 07102

Princeton Video Image, Inc.
Case # 03-27973 (KCF)
15 Princess Rd.
Lawrenceville, NJ 08648

September 19, 2003

Debtor Questionnaire – August 2003

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below. YES, Pursuant to Court Order, substantially all of the Debtor's assets were sold to PVI Media Services, LLC on August 19, 2003.

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below. NO.

3. Have all post petition tax returns been timely filed? ? If no, provide an explanation below. YES

4. Are workers compensation, general liability, and other necessary insurance coverages in effect? ? If no, provide an explanation below. YES

15 Princess Road • Lawrenceville, NJ 08648 • 609-912-9400 • FAX 609-912-0044
36 West 20th Street • 3rd Floor • New York, NY 10011 • 646-201-5283 • Fax 646-435-0101
www.pvi-inc.com